                                                                   EXHIBIT 10.17


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                    COMPREHENSIVE SUPPLIER AGREEMENT #982812

This Agreement dated October 23,1998 is by and between Applied Materials, Inc., ("Applied"), a Delaware corporation, having its place of business in Santa Clara, California and Austin, Texas and MKS Instruments, (MKS), a Massachusetts corporation, having its place of business in Andover, Massachusetts.

The parties agree as follows:

Definitions

The following capitalized terms will have the following meanings:

A. "Applied" means Applied Materials, Inc., including all of its domestic and international divisions and subsidiaries.

B. MKS means MKS Instruments, including all of its divisions and subsidiaries (except HPS).

C        "Item" or "items" means the good(s) or service(s) that MKS is to provide to Applied wider this Agreement, including all Applied Materials purchase orders and related agreements that are governed by this CSA, as specified from time to time by Applied and set forth in Attachment 1 and any amendments to Attachment 1.

D. "Applied's Standard Terms and Conditions of Purchase" means the terms and conditions contained in Exhibit 1 to this Agreement.

E. "Additional Provisions" means all requirements contained in this Comprehensive Supplier Agreement.

F. "Agreement" means this Comprehensive Supplier Agreement and/or the Applied's Purchase Order, and other Exhibits or Attachments to the Comprehensive Supplier Agreement and/or Purchase Order together with any Nondisclosure Agreement defined below as "NDA".

G. "Comprehensive Supplier Agreement" means the Comprehensive Supplier Agreement No.982812, including Exhibit 1, the Applied Terms and Conditions of Purchase.

H. "NDA" means any and all Nondisclosure Agreement(s) between Applied and MKS and any specific Nondisclosure Agreement that may be attached to this Agreement.

I. "Will" or "shall" have the same meaning and are used to convey an affirmative duty or obligation (i.e., a requirement).

J. "Release," or "release" means individual purchase orders, spot buys, pick cards or other orders for items issued by Applied to MKS under this Agreement

K. "Proprietary Information" means the Proprietary Information, as that term is defined by the NDA, of Applied.

L. "Confidential Information" means the Confidential Information, as that term is defined by the NDA, of Applied.

1.       SCOPE

1.1      INTENTION/DESCRIPTION OF COMPREHENSIVE SUPPLIER AGREEMENT PRINCIPLES

         This Comprehensive Supplier Agreement ("CSA") serves as a tool to manage the items Applied purchases from MKS as well as sub-assemblies MKS processes for Applied. Attachment 1 lists the items covered by this Agreement. Any modifications to this document will include a current list of the items covered by this CSA.

         This Agreement defines the relationship and requirements between Applied and MKS to ensure a consistent supply of material that meets Applied's specifications. Decisions regarding future purchases from MKS will be based upon MKS' performance under this CSA as stated in Section 6, and their achievement toward Applied's business objectives, e.g. Hoshin goals.

1.2      MKS DETAILS


         MKS Instruments        Account Manager: John Kranik
         Six Shattuck Road      Sales Manager: Jeff Peters:
         Andover. MA 01810      Customer Service Representative: Barbara Guthrie
         Phone: (978)975-2350   Engineering Manager: Joe Maher
         Fax: (978)975-0093

1.3      ENTIRE AGREEMENT

         This CSA, including the Applied Standard Terms and Conditions of Purchase (Exhibit 1) and any other Exhibits or Attachments which are incorporated by reference into this CSA, together with any NDA sets forth the entire understanding and agreement of the parties as to the subject matter of this CSA and supersedes all prior agreements, understandings, negotiations and discussions between the parties as to the subject matter. No amendment to or modification of this CSA will be binding unless in writing and signed by a duly authorized representative of both parties. In the event of any conflict between the terms of the CSA and the terms of the Exhibits and Attachments, the order of precedence shall be given first to the CSA, followed by the Applied Standard Terms and Conditions of Purchase, drawings, specifications or other technical documents.

         The following lists all of the Exhibits and Attachments referenced in this agreement:

--------------------------------------------------------------------------------
Exhibit/Attachment                 Revision                    Release Date
--------------------------------------------------------------------------------
   Exhibit 1                      no revision                    10/23/98
--------------------------------------------------------------------------------
   Attachment 1                             A                    10/23/98
--------------------------------------------------------------------------------
   Attachment 2                   no revision                    10/15/97
--------------------------------------------------------------------------------
   Attachment 3                   no revision
--------------------------------------------------------------------------------
   Attachment 4                   no revision                    any example -
                                                             will be in contract
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit/Attachment                 Revision                    Release Date
--------------------------------------------------------------------------------
   Attachment 5                             A                    4/27/98
--------------------------------------------------------------------------------
   Attachment 6                             K                    6/15/98
--------------------------------------------------------------------------------
   Attachment 7                   no revision
--------------------------------------------------------------------------------
   Attachment 8                           n/a
--------------------------------------------------------------------------------
   Attachment 9                           n/a
--------------------------------------------------------------------------------
   Attachment 10                  no revision
--------------------------------------------------------------------------------
   Attachment 11                  no revision
--------------------------------------------------------------------------------
   Attachment 12                  no revision
--------------------------------------------------------------------------------
   Attachment 13                  no revision
--------------------------------------------------------------------------------
   Attachment 14                          n/a
--------------------------------------------------------------------------------
   Attachment 15                          n/a
--------------------------------------------------------------------------------
   Attachment 16                  no revision
--------------------------------------------------------------------------------
   Attachment 17                  no revision                    8/27/98
--------------------------------------------------------------------------------


1.4      ITEMS COVERED

         In general, all Items supplied to Applied by MKS will be covered by this agreement. The list of Items covered by this CSA is shown in Attachment 1. New Items may be added to Attachment 1 upon mutual agreement between Applied and MKS. Items may be removed by Applied from Attachment 1 from time to time in accordance with this Agreement. MKS may recommend or Applied may implement removal for the following reasons without limitations:

         a.       Specification changes that MKS is unable to comply with
         b.       Quality or delivery default
         c.       Obsolete Items
         d.       Outsourcing of the parent assembly

1.5      DURATION OF AGREEMENT

         This Agreement commences on and as of the date of the latter of the two signatures shown in Section 9, Effective Date, when each party has executed and delivered one or more counterparts of this CSA to the other (the "Effective Date") and will remain in effect through October 23, 2000 (the "Initial Term"). Provided that MKS has complied with all contract requirements and specifically those requirements identified in section 6.0 (Performance Management), both parties may mutually agree to expand the term of the agreement up to 24 months from the conclusion of the initial term. Any extension of this agreement will be subject to all terms and conditions of this agreement.

1.6      RESPONSIBILITIES

         1.6.1    Applied Responsibilities

         Applied agrees to:

         -        Provide demand signals to MKS as defined in section 2.5.1;
         -        Provide updated twenty-six week rolling forecasts to MKS;
         - Measure inventory levels and scoring compliance to days-of-supply metric as stated in Section 6;
         - Receive and inspect Items from MKS and measuring quality for quality metric as stated in Section 6;
         -        Notify MKS of any discrepancies;
         - Provide suggestions on how MKS can improve its operation of this agreement;
         - Make recommendations as to how MKS might reduce costs and improve the quality of Items purchased from MKS;
         -        Respond to any of MKS' inquiries;
         - Identity, in conjunction with MKS, possible solutions to resolve any exceptions that might arise;
         -        Write and record action plans to resolve exceptions;
         -        Provide MKS with MKS performance reports;
         -        Meet with MKS quarterly to review its performance;

         1.6.2    MKS Responsibilities

         MKS agrees to fully perform all requirements of this Agreement MKS obligations include but are not limited to:

         -        Produce high quality and high reliability Items;
         -        Deliver Items on time to Applied;
         - Respond in a timely manner to any of Applied's inquiries and requests;
         - Continuously improve MKS' operations to better serve Applied's needs and support Applied's business objectives, e.g. Hoshin goals;
         -        Work with Applied to improve operation of this agreement;
         - Work with Applied to reduce costs and improve the quality for all Items MKS produces for Applied;
         - Review regularly the updated forecasts to adjust MKS operation for changes in Applied's plans;
         -        Work with Applied to resolve any exceptions that may arise;
         -        Complete any tasks assigned to resolve exceptions on time;
         -        Meet with Applied quarterly to review performance;
         - Monitor and report to Applied the finished goods inventory levels of the Items listed in Attachment 1 of this Agreement.

2.       LOGISTICS FRAMEWORK

2.1      OPERATION OF CSA

         2.1.1    Operating calendar & holidays

         This CSA operates by Applied fiscal year calendar, shown in Attachment
         2. Recognized holidays are those holidays shown on Applied fiscal year calendar. Should any discrepancies between the operating calendars of Applied and MKS arise, MKS must make provisions so that Applied's operations are unaffected.

         2.1.2    Flowchart of day to day operations (Reserved)

         2.1.3    Forecasts

         MKS' production of Items will be guided by Applied's most current 26 week rolling forecast, as provided by Applied to MKS on a weekly basis ("Applied's Forecast"). MKS will plan, manufacture, and stock inventory to meet Applied's forecast. MKS will keep each of Applied's forecasts for audit purposes for a minimum of six (6) months and may be asked to present this document for verification of authorized inventory levels. Applied's forecast is Proprietary Information to be used only by MKS to meet its obligations to Applied under this Agreement.

         2.1.4    Releases

         Applied may require a part or Items on an accelerated basis, either in addition to or in place of Items forecast for release or scheduled for delivery at a later date. If feasible, as determined by Applied and MKS, such Items will be provided by MKS to meet Applied's requirements. Unless otherwise agreed to by Applied, such accelerated deliveries will not affect the delivery schedule of any Items currently allocated for forecast requirements. Lead times for each accelerated release will be agreed upon by both parties. If MKS and Applied are unable to agree on delivery schedule or other terms affecting Items for accelerated delivery, Applied shall have the right to purchase or procure affected Items from other persons, without obligation to MKS.

         2.1.5    Delivery Guidelines

                  2.1.5.1  General Delivery

                  MKS will exercise all efforts to meet Applied's delivery requirements on time. Shipments to Applied by MKS will be delivered in the right quantities ordered by Applied.

                  For part orders issued via a separate purchase order form ("Spot Buy"), deliveries will be accepted on the requested date or up to 2 days before the requested date. For Spot Buy purchases for spares, deliveries will be accepted on the requested date or up to two days before the requested date.

         2.1.6    Replenishment Approach

         MKS will be expected to supply Items using one or more of the following replenishment approaches:

         -        Bus Route

         -        Spot Buy

         The replenishment methodology to be used for a particular Items are defined on Attachment 1. Specific delivery mechanics are outlined on Attachment 3.

         2.1.7    Electronic Commerce

         MKS is required to communicate with Applied using EDI ANSI X.l2 standards and encouraged to use either GElS or EDICT software.

         2.1.8    Changes to Logistics

         Applied may on occasion change any aspect of any logistics requirement. Applied will expect MKS to accommodate these changes to the best of its ability. MKS will be given at least three weeks notification prior to the change being implemented. Applied will then consider all claims for pricing adjustment due to the change in the logistics framework if made within the three week notification period.

2.2      SERVICE LEVELS

         2.2.1    Inventory Levels

         MKS, if involved in supporting lean manufacturing, is expected to have Finished Goods Inventory ("FGI") of the Items on Attachment 1 in order to manage demand fluctuations. MKS will maintain a minimum FGI of 4 weeks and a maximum of 6 weeks of each Item, for each Item identified in Attachment 1 as requiring FGI, to meet Applied's needs based on the most recent rolling forecast (see Attachment 4 for example of forecast). After MKS exhibits ability to decrease cycle times, both parties will agree to lower FGI requirements.

         MKS may present a claim for "non-purchase" for payment of inventory manufactured in response to a valid Applied purchase order, or an authorized demand signal, as explained in Section 2.5.1, if Applied has not taken delivery of the FGI within 6 months from date of manufacture. This claim must be made within thirty (30) days from the end of the 6 months time frame. Applied is not responsible for payment to MKS for FGI built without a valid Applied purchase order, an authorized demand signal (as explained in Section 2.5.1), or Applied's Forecast (as explained in Section 2.1.3).

         Applied will not hold any financial responsibility for FGI consisting of "off-the-shelf" Items that MKS is able to sell to other customers.

         2.2.1.1  WIP Tracking

         MKS is expected to monitor, track, and report their Work-In-Process ("WIP") inventory (dollars). In the future, Applied will implement regular reporting mechanisms which MKS will be expected to participate in.

         2.2.1.2  Excess and Obsolete Items

         Applied will not be responsible for excess and obsolete parts other than to the amounts specified above in Section 2.2.1, and in any event MKS must make all efforts to mitigate claims for "non- purchase".

         In the event that MKS desires to submit a claim for reimbursement of costs associated with obsolete Applied unique build-to-print parts, MKS shall submit its claim to Applied's authorized purchasing representative within 90 days from the date Applied designated the part as obsolete. MKS' claim proposal shall be submitted in accordance with
         Section 26, Termination for Convenience, of Applied's Standard Terms and Conditions of Purchase.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         MKS agrees to physically dispose of the excess and obsolete parts as directed by Applied's authorized purchasing representative. Parts that are to be delivered to Applied's facilities must be delivered in accordance with the requirements of this Agreement and/or any supplemental instructions provided by Applied's authorized purchasing representative. With regard to Applied unique build-to-print parts, in lieu of delivery to Applied, Applied may elect to request MKS to destroy or otherwise scrap these parts such that these parts are non-functional MKS agrees to destroy or otherwise scrap these parts in a manner that is satisfactory to Applied and to provide Applied with a certification of destruction and/or evidence that the parts have been properly disposed of.

         2.2.2    Response Requirements

         Responses to the following types of inquiries are expected within the time periods in the tables below.

         2.2.2.1  MKS Response Time

----------------------------------------------------------------------------------------------
Inquiry Type                           MKS Response Time                  MKS Contact
----------------------------------------------------------------------------------------------
Lead-time                               1 business day                          Master Planner
----------------------------------------------------------------------------------------------
Technical                               1 business day                  Manufacturing Engineer
----------------------------------------------------------------------------------------------
Quotations                              1 business day         Customer Service Representative
----------------------------------------------------------------------------------------------
Quality                                 1 business day                        Quality Engineer
----------------------------------------------------------------------------------------------
Price/invoice                           1 business day         Customer Service Representative
----------------------------------------------------------------------------------------------
Component failure & field safety               3 hours                        Quality Engineer
----------------------------------------------------------------------------------------------
Product Problems                        1 business day                         Account Manager
----------------------------------------------------------------------------------------------

         2.2.2.2  Applied Response Time

----------------------------------------------------------------------------------------------
Inquiry Type                           MKS Response Time                  MKS Contact
----------------------------------------------------------------------------------------------
Lead-time                               1 business day            MKS Account Team Lead/Member
----------------------------------------------------------------------------------------------
Technical                               1 business day            MKS Account Team Lead/Member
----------------------------------------------------------------------------------------------
Quality                                 1 business day            MKS Account Team Lead/Member
----------------------------------------------------------------------------------------------
Price/invoice                           1 business day            MKS Account Team Lead/Member
----------------------------------------------------------------------------------------------

         2.2.3    Flexibility Requirements

         MKS is expected to perform regular capacity planning and to demonstrate reasonable upside/downside manufacturing flexibility in case of demand volume changes at Applied. For Bus Route Items, MKS shall be capable of manufacturing to unplanned sustained increases/decreases in demand above/below Applied's forecast as defined below. For Spot Buy Items, MKS allows the following increases/decreases to Purchase Order Quantities above/below the quantities originally requested:


         Weeks until Delivery Date     [**]     [**]    [**]    [**]    [**]

         Flexibility +/-               [**]     [**]    [**]    [**]    [**]

         2.2.4    On-site support requirements

         As determined by Applied, MKS may be asked to provide logistics, quality engineering, and new product development support on-site at Applied's facilities. At the appropriate juncture, Applied will require MKS to execute the On-site Representative Agreement prior to issuing a building badge to MKS' representatives.

         2.2.5    Global Support

         For the Items listed in Attachment 1, and all other Items that MKS provides to Applied, MKS will provide support globally for Applied and Applied's customers.

         Technical assistance and product support services shall be provided at no additional charge during normal business hours. MKS must have an established and deployed global service capability. The required support services must be available globally, however, MKS may utilize a MKS distributor, or other -fled entity designated by MKS to meet this requirement MKS is expected to use best efforts to provide a resolution to requests for assistance.

         2.2.6    Turn-around time for Repairs

         MKS will supply Applied with repair Items under warranty within [**] business days from receipt of product. The [**] day cycle is not guaranteed if Applied ships repair Items in unreasonable batch sizes. MKS will supply Applied with repair Items not under warranty within [**] business days from receipt of product.

2.3      INFORMATION

         2.3.1    Applied Planning Systems

         MKS may be given electronic access to Applied's planning data. This access, if granted, should only be used to facilitate production and delivery of Items to support Applied's requirements. MKS' access to, and utilization of, Applied's planning data is subject to the confidentiality terms of this Agreement and any NDA.

         2.3.3    Applied New Product Plans

         MKS will on occasion and at Applied's discretion, be invited to forums in which Applied's new product plans are shared. Any Applied new product plans provided to MKS is subject to the confidentiality provisions of this Agreement and any NDA.

2.4      PACKAGING AND TRANSPORTATION

         2.4.1    Packaging and Shipment

         MKS will have all Items packaged "ready for use" in accordance with Applied's packaging specification (Attachment 6). MKS will mark and identify every item in compliance with Applied's part identification specifications and requirements (reference Attachment 6).

         2.4.2    Bar Coding

         All shipments should be bar coded to Applied's specifications (Attachment 5).

         2.4.3    Transportation Mode

         Items will be transported, FOB Origin, Freight Collect in accordance with Attachment A of Applied's Corporate Transportation Routing Guide which is provided in Attachment 7.

2.5      PAYMENT

         2.5.1    Demand Signal

         BUS ROUTE

         Each day by 10:00 a.m., Applied sends via EDI transmission an order sheet to MS containing Applied's material requirements information. This information is organized at the part-number level and represents Applied's daily purchase from MKS. This EDI transmission constitutes an authorized demand signal.

         SPOT BUY

         As needed, Applied sends via fax an order sheet to MKS containing Applied's material requirements information. This information is organized at the part number level and represents an Applied purchase from MKS. This fax constitutes an authorized demand signal.

         2.5.2    Invoices

         Invoices shall contain the following information: purchase order number, item number, description of goods, sizes, quantities, unit prices, and extended totals in addition to any other information requested. Applied's payment of invoice does not represent unconditional acceptance of items and will be subject to adjustment for errors, shortages, or defects. Applied may at any time set off any amount owed by Applied to MKS against any amount owed by MKS or any of its affiliated companies to Applied.

         All invoices must be sent directly to Accounts Payable in Austin:

                  Accounts Payable
                  Applied Materials
                  9700 US Highway 290 East M/S 4500
                  Austin, TX 78724-1199

         2.5.3    Cash Discounts

         Payment will be made net thirty (30) days from receipt of:

         a.       invoice, in form and substance acceptable to Applied, or

         b. delivery and acceptance of the invoiced Item(s), whichever is later.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


If payment is made within ten (10) days of the later of either (a) or (b) above, Applied may [**] from the invoice total as a prompt payment discount.

2.6      DISASTER RECOVERY PLAN

         MKS is expected to develop and provide to Applied, upon request, reasonable information describing (provide evidence of a disaster recovery plan that includes emergency back up capacity and appropriate record protection and recovery. Furthermore, MKS represents that its information systems are year 2000 compatible and hereby grants Applied the right to verity MKS' internal processes for ensuring compliance with this provision. MKS agrees to include this same requirement in its purchase orders to its supply base and to provide reasonable efforts to verity its supply base is compliant with the requirements herein.

2.7      MANAGING EXCEPTIONS

         2.7.1    Identifying constraints

         MKS is responsible for anticipating inability to perform its obligations and limitations on manufacturing, delivery and other performance to meeting CSA objectives, informing Applied when those constraints occur, and initiating action plans to resolve the Constraints might typically include, but not be limited to:

         a.       Consumption over forecast

         b.       Consumption under forecast

         c.       Quality problems

         d.       Capacity/production problems

         e.       Secondary supplier supply-chain management problems

         f.       Other business issues

         2.7.2    Process for Exceptions

         Applied will work with MKS to determine the impact of an exception and approve and execute or disapprove the action plans in accordance with
         Section 24, Changes, of Applied's Standard Terms and Conditions of Purchase. MKS will notify the MKS Account Team Lead as soon as exceptions are identified.

3.       QUALITY FRAMEWORK

3.1      SUPPLIER NON-CONFORMANCES AND CORRECTIVE ACTION

         MKS' quality must meet all applicable Applied specifications as stated elsewhere in the Agreement (including all technical specifications and detailed drawings). MKS is required to replace or repair defective Items at MKS' expense in a timely manner. MKS are required to use the most expeditious manner possible to affect the corrections including the use of overnight delivery

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         services for shipment of Items; at Applied's request, in certain circumstances, MKS may be asked to provide new Items in lieu of repairing a part to ensure immediate corrective action.

         MKS will be notified of defects with a corrective action form, Attachment 10, to which they are expected to respond appropriately. A corrective action process to resolve non-conformances will be documented and used. In addition, MKS will participate in continuous improvement plans and programs as defined by Applied and MKS.

         Should MKS fail to conform to the specifications established in this Agreement, Applied may purchase comparable items in the open market as necessary to meet its requirements. Applied may at its option charge MKS with any reasonable cost differential between the contract price and the price paid in the open market. This cost may include premium costs for expedited delivery, administrative costs incurred to process replacement purchase orders.

3.2      APPLIED NON-CONFORMANCES AND CORRECTIVE ACTION

         Applied will return Items at Applied's expense that do not conform to Applied's requirements due to Applied errors. These Items will be returned for potential rework. Applied and MKS will agree in advance on "standard" repair costs (labor, Items and freight) on items not covered under warranty; the standard repair costs will be identified in the Items list (Attachment 1B).

         To the extent that a "standard" repair cost has not been established, MKS will assess rework costs and timing and inform Applied before work is performed. The parties agree that MKS will inform Applied if the total price charged for repairing a part will exceed 40% of the current purchase price stated in Attachment 1.

         MKS agrees to repair and return all Items within [**] business days from receipt of damaged Item. Applied shall have the right to designate certain Items for "Same Day" or "24 Hour" repair turnaround. Any premium charges for "Same Day" or "24 Hour" repair turnaround will not exceed [**] per Item.

         Prior to return of repaired items to Applied, MKS will mark Items with Applied's part number, serial number, RMA number, purchase order number, range and gas (ff applicable). Applied shall bear the risk of loss or damage during transit of Items whether or not the Items meets warranty requirements.

         In addition, as stated below in the quality assurance section, a corrective action process to resolve non-conformance(s) will be documented and used.

3.3      QUALITY ASSURANCE

         All Items purchased under this CSA will be subject to inspection and test by Applied at appropriate time and place, including the period of manufacture and anytime prior to final acceptance. If inspection or test is made by Applied on MKS' premises, MKS will provide all reasonable facilities and assistance for the safety and convenience of Applied's inspectors at no charge to Applied. No preliminary inspection or test shall constitute acceptance. Records of all inspection work shall be kept complete and available to Applied during the performance of this order and for such further period as Applied may determine.

         Certificate of Conformance (COC): MKS agrees to certify that Items have passed all production acceptance tests and configuration requirements and provide a "Certificate of Conformance" (see Attachment 16) and a Calibration Data Report that will be included with each product during shipment.

         With regard to repair services, MKS shall maintain documentation evidencing that all test inspections have been performed. The documentation shall indicate the nature and number of observations made, the quantities approved and rejected as well as the nature of the corrective action take MKS' service centers shall be responsible for submitting this data for Applied's review of the delivery summaries. The data shall be submitted monthly not later than five days after the close of each of Applied's fiscal months to Applied's Contract Specialist and Applied's IBSS Repairs Purchasing Group.

         At Applied's request, MKS will provide a certificate and/or a copy of the final inspection records showing compliance to applicable specifications, contract requirements and any other required documents stipulated in Applied's repair authorization. MKS also agrees to provide Applied with copies of its current procedures relative to repairs, range change and warranty repairs.

         Through MKS' internal Quality Service organization, MKS will track and maintain its internal manufacturing reject rate by percentage of assemblies, and/or part per million ("TPM"). Trend reporting and corrective actions shall be furnished to Applied as requested by Applied Purchasing or Quality representatives. MKS will provide quality data in the format, as shown in Attachment 11, and as received by Applied MKS may also be required to provide reasonable additional data to support qualification and certification programs.

3.4      WARRANTY

         MKS warrants that all Items delivered to Applied will be free from defects in workmanship, material, and manufacture; will comply with the requirements of this Agreement, and, where design is MKS' responsibility, will be free from defects in design. All services will be performed in a competent, professional and workmanlike manner, free from defects and in accordance with best professional practices or the like. MKS FURTHER WARRANTS ALL ITEMS PURCHASED OR REPAIRED WILL BE OF MERCHANTABLE QUALITY AND WILL BE FIT AND SUITABLE FOR THE PURPOSE INTENDED BY APPLIED. THESE WARRANTIES ARE IN ADDITION TO ALL OTHER WARRANTIES, WHETHER EXPRESSED OR IMPLIED, AND WILL SURVIVE ANY DELIVERY, INSPECTION, ACCEPTANCE, OR PAYMENT BY APPLIED. If any Items delivered by MKS do not meet the warranties specified herein or otherwise applicable, Applied may, at its option:

         (i) require MKS to correct at no cost to Applied any defective or non-conforming Items by repair or replacement, or

         (ii) return such defective or non-conforming Item at MKS' expense to MKS and recover from MKS the order price thereof, or

         (iii) correct the defective or non-conforming Item itself or through a mutually approved third party and charge MKS with the cost of such correction

         (iv) cancel the balance of the undelivered non-conforming Item and/or this CSA in accordance with Section 25, Termination for Default, of Applied's standard Terms and Conditions of Purchase.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         All warranties will run to Applied and to its customers. Applied's approval of MKS' material or design will not relieve MKS of the warranties established in this agreement. In addition, if Applied waives any drawing or specification requirement for one or more of thE goods, it will not constitute a waiver of all requirements for the remaining goods to be delivered unless stated by Applied in writing.

3.5      OTHER QUALITY PROGRAMS

         3.5.1    MKS' Quality System

         MKS' quality system must be in compliance with ISO 9000. If MKS is not currently ISO 9000 certified, MKS must provide their documented plans to achieve certification with a tune that is mutually agreeable to both parties. MKS also agrees to participate in the SSQA development and implementation plan.

         3.5.2    MKS' Process Quality

         Applied Materials requirements and workmanship standards shall be integrated into MKS' processes and identified accordingly. MKS shall identify the critical processes effecting the product quality and develop a validated list of the critical processes by discussing with Applied Materials. All data generated as a result of the critical manufacturing processes shall be collected, processed and used for process control and continuous improvement Evidence of process control of critical processes is a requirement and the presence of control charts and statistical process control is required. Processes not exhibiting a Cpk of 1.33 will require a formal corrective action plan to achieve the required process control. The critical manufacturing processes on pressure transducers, flow products and electronic products are:

                  [**]

                  [**]

                  [**]

                  [**]

                  [**]

         3.5.3    Part quality containment and corrective action

         When Applied Materials identifies a product non-conformance on a piece part and requests MKS to implement containment action on the part failure, MKS shall respond within [**] with a documented containment plan and shall have implemented the plan. MKS shall provide follow up to this containment plan with a closed loop corrective action identifying the root cause, a permanent fix and tune line to implement the corrective action. Applied Materials may perform a follow up audit to verify the effective implementation of the corrective action and approve the closure of the corrective action.

         Applied Materials may develop or request MKS to develop Inspection Standard Sheets on identified part numbers for deployment in MKS' operation. ISS's will be deployed in final

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         inspection, completed and records maintained as part of MKS' quality system. Template will be provided by Applied Materials supplier quality organization.

         3.5.4    MKS Audits

         Applied Materials will conduct the following audits, as required, to ensure a high level of quality of parts and assemblies purchased from MKS.

         3.5.4.1  Source Inspection

         Applied Materials may conduct source inspection at MKS' site at any time. Performance of source inspection does not waive MKS responsibility for any defects that might subsequently be identified by Applied Materials or its customers.

         3.5.4.2  Piece part audits

         Piece part audits may be performed at MKS' site or at Applied Materials. MKS shall identify the failure and respond commitment to contain the part failure with in [**] from notification. MKS shall also perform the root cause analysis of the failure for containment and corrective action. MKS shall agree to inform Applied Materials about the root cause, corrective action, its implementation plan and schedule with in the time period agreed upon.

         3.5.4.3  Process audits

         When a systemic failure trend is observed in the piece part or assembly supplied, Applied Materials or MKS shall identify the process which are causing the failure and audit the processes at MKS' site. Any deficiencies or opportunities for improvements identified from the audit will be discussed with MKS and a closed loop corrective action will be established, specifying the correction action required with a specified timeline for implementation. MKS shall agree to work on the corrective action and provide closure to all deficiencies within the time period agreed upon.

         3.5.4.4  System assessment

         Applied Materials, at any time may decide to perform a quality system audit at MKS' site. Any deficiencies or opportunities for improvements identified from the audit will be discussed with MKS and a closed loop corrective action will be established, specifying the corrective action required with a specified timeline for implementation. MKS shall agree to work on the corrective action and provide closure to all deficiencies within the time period agreed upon.

         3.5.5    MKS' control over their subcontractors

         MKS shall demonstrate control over the selection of subtier suppliers and maintain a controlled Approved Suppliers List that is supported by on site audits and completed corrective actions prior to selection and periodically to ensure the highest quality of procured parts and assemblies. MKS is required to provide Applied Materials with a quality plan for the selection, control and maintenance of subtier suppliers and will include periodic testing performed by MKS to ensure compliance to Applied Materials specifications. Quality records of MKS' subtier suppliers shall be made available, upon request, to Applied Materials for review.

         3.5.6    MKS communication

         MKS agrees to send a report on their quality performance on either a weekly or monthly basis the frequency and content of which is to be mutually agreed to between the quality engineering representatives from each party. Applied's quality engineer may schedule a periodic meeting with the MKS representative managing the quality to discuss the contents of MKS' quality report, parts containment, closed loop corrective action, audit findings or any other issues related to quality. MKS agrees to develop, with the help and approval of Applied Materials, a pro-active quality road map to improve their part quality to meet the Applied Materials quality goals. And the status of the effectiveness of the implementation plan will be monitored by MKS and reviewed with Applied Materials on a periodic basis.

         3.5.7    Formal Quality Plan

         A formal quality plan will be developed jointly by MKS and Applied Materials and will contain part and process specific requirements identified to ensure the manufacture of high quality parts. MKS will conform to all requirements of the plan. Periodic assessments of the quality plan will be performed by the Applied supplier quality engineer to ensure conformance to all requirements. The completed plan will be an attachment to this contract.

         3.5.8    Pro-active Action Plans

         MKS is advised to work with Applied Materials in a pro-active way on the following.

                  1. Work with the Quality Engineers on the manufacturing floor to receive the DMR parts as soon as possible.

                  2. Work with the WMO/PBG buyers in reversing the PPMs from MKS fault to Applied Materials' fault in applicable cases.

4.       PRICING FRAMEWORK

4.1      PRICING BY PART NUMBER

         The pricing for the Items are shown in Attachments 1A (part numbers) and 1B (service and repair). Any modifications to these must be made in accordance with Section 7 of this Agreement. MKS commits to on-going cost improvement during the period of this Agreement in accordance with
         Section 6.

         At the time of the Agreement Effective Date, the remaining balance of undelivered items on all open purchase orders will be revised to the agreement price.

         Specific circumstances may result in a review of the agreement terms, including prices. These include, but are not limited to:

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         a. Volume increases resulting in an increase in agreement value of over [**] (subsequent to completion of negotiations on the existing prices);

         b. Addition of Items to the agreement increasing the value of the Agreement over [**]

         c. Cost reductions(savings over and above those committed in the MKS performance plan.;

         d. Price reductions in accordance with Section 6,[**], of Applied's standard Terms and Conditions of Purchase.

4.2      COOPERATIVE PRICING MODELS/FORMULAS

         SEE ATTACHMENT 1

4.3      VOLUME

         MKS will be provided a range of potential volume that may be purchased. Applied does not commit to buy a specific volume of a part number from a MKS. Applied does not limit its ability to buy the same part number from multiple sources.

4.4      EXPORT PRICING

         MKS should quote Applied in unit prices based upon delivery FCA Free carrier. MKS is expected to prepare the export paperwork and be the exporter of record. MKS must utilize Applied's preferred carriers to arrange the export of the goods. Applied will pay the freight charges based on Applied's rates with its preferred carriers. Applied will be responsible for importing the goods into the destination country.

4.5      CURRENCY

         All prices are quoted in US dollars; prices for foreign manufactured Items will not be adjusted to reflect changes in the exchange rate. MKS is encouraged to obtain any necessary currency exchange protection it deems appropriate.

         Notwithstanding the agreement to quote product in U.S. Dollars, the parties agree that any Applied entity operating in the same country as MKS's manufacturing plant or sales and service depots may issue orders for MKS's products using the local currency for the purposes of effecting payment. The prices will be converted to local currency as follows:

         PARTS MANUFACTURED EXCLUSIVELY OUTSIDE OF THE UNITED STATES:

         The U.S. Dollar prices in Attachment 1 will be converted to local currency, on a quarterly basis, using the official exchange rate listed in Bloomberg(TM) or Olsen(TM) publications. The exchange rate shall be the mid point between the bid and ask price listed at the close of the following days: January 2nd, April 1st, July 1st, October 1st.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



         PARTS MANUFACTURED EXCLUSIVELY WITHIN THE UNITED STATES:

         The various packaging, shipping, export and import costs associated with parts manufactured exclusively within the United States and offered for sale outside the United States will be paid by MKS as part of its normal operating expenses. In consideration for said costs, Applied agrees that MKS may increase the U.S. Dollar prices in Attachment 1 by not more than [**] prior to converting the U.S. price to the local currency price using the official exchange rate listed in Bloomberg(TM) or OIsen(TM) publications. The exchange rate shall be the mid point between the bid and ask price listed at the close of the following days: January 2nd, April 1st, July 1st, October 1st.

4.6      PROTOTYPES

         MKS is committed to price all Items consistent with contract prices.

         MKS agrees to provide prototype Items priced considering the total value of Applied's business with MKS. This may be accomplished in several ways, including:

         a. a specific number of prototype Items may be provided free of charge

         b.       Items may be priced at production levels

4.7      ADVANCES FOR RAW MATERIALS

         Applied does not provide advance payments for the purchase of raw materials.

5.       TECHNICAL FRAMEWORK

5.1      ENGINEERING CHANGE ORDERS

         Applied may change its drawings, design, and specifications at any time in accordance with Section 25, Changes, of Applied's Standard Terms and Conditions of Purchase. Applied Supplier Engineer will review with MKS all proposed Engineering Change Orders (ECO's) that impact the form, fit, or function of Items. Applied will, in writing, provide approved ECO's (refer to Attachment 12) and state the effective dates of all changes. Unless otherwise notified, Applied Receiving Inspection will inspect to the latest revision in effect at the time of receipt

         MKS may request engineering changes via a MKS Problem Sheet (refer to Attachment 13). This form should be submitted to Applied Supplier Engineer. Changes shall not be implemented by MKS until written permission to proceed is given by Applied's authorized purchasing representative and the agreement is modified accordingly. Applied will consider claims for adjustment in the terms of this Agreement if made before the implementation of the changes.

5.2      TOOLING

         Unless otherwise agreed to in writing, special dies, tools, patterns and drawings used in the manufacture of Items shall be furnished by and at the expense of, MKS.

5.3      DESIGN CHANGES AND RESOLUTION

         For the term of this Agreement, MKS will not make changes to the design of any part that may alter form, fit, function or a significant manufacturing process without a documented engineering change request and prior written approval from Applied's authorized purchasing representative and the agreement is modified accordingly.

         If Applied's design changes impact the pricing, delivery, lead-time, or other terms and conditions of this Agreement, and agreement upon alternate terms cannot be reached with MKS, then Applied may remove the subject Items from this Agreement without affecting the remaining Items.

5.4      PROCESS CHANGES AND RESOLUTION

         MKS is expected to inform Applied of process and MKS changes to include changes in specifications, manufacturing locations, even when specifications are met. MKS must receive written approval in writing from Applied before implementing changes. MKS must use the specified Applied "approved" list of secondary process suppliers, where designated. The use of Applied approved secondary process suppliers does not relieve MKS of the responsibility for management of the subtier supplier and for ensuring the quality of parts received.

5.5      SUBCONTRACTING

         MKS shall not subcontract for completed or substantially completed components and processes supplied to Applied without prior written approval of Applied. MKS will ensure that all subcontractors to MKS that have access (directly or indirectly) to Applied specifications must be covered by a NDA that is similar in form and substance to Applied's NDA.

5.6      FIRST ARTICLES

         A new Item, Item with revised drawings, or other changes as delineated above, must have a first article evaluated and accepted by Applied (a "First Article"). An Item will not be authorized for deliveries until acceptance of the First Article by Applied. MKS will maintain First Article qualifications/evidence data file with content as defined by Applied for the specific part. First Article data is to be made available to Applied upon request and shall be retained by MKS during the performance of this Agreement or subsequent agreements.

5.7      OUTSOURCING

         Applied may at its discretion elect to outsource an assembly or module to a third party ("Subassembler") and if the selected assembly or module includes any Item under this CSA (an "affected Item"), Applied will advise MKS of the Subassembler, unless precluded from doing so by confidentiality or other requirements. MKS understands that the selection and responsibility for sourcing any affected Items will generally be the responsibility of the Subassembler. If MKS is not selected as the source for an affected Item, any affected items or applicable quantities of affected Items may, at Applied's discretion, be removed from this Agreement.

5.8      PRODUCT SUPPORT

         MKS agrees to provide Items, and technical and service support to Applied for all of the Items for a minimum of ten years from the date of final shipment of a part to Applied.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         Alternatively, the parties may agree to establish a product support period less than ten years provided that MKS agrees to grant to Applied a non-exclusive license to make, have made, use, sell, and support the Items in a form and on terms acceptable to Applied.

5.9      COMMODITY SPECIFIC ISSUES

         Reserved

5.10     TECHNOLOGY ROADMAP

         Reserved

6.       PERFORMANCE MANAGEMENT

6.1      SUPPLIER PERFORMANCE PLAN

         As part of this Comprehensive Supplier Agreement, Applied and MKS agree to jointly develop a Supplier Performance Plan. Attachment 15 outlines the performance plan.

6.2      SUPPLIER PERFORMANCE MANAGEMENT

         6.2.1    Metrics and Targets

         MKS agrees to target the operational performance targets defined below. Performance targets for FY2000 are listed. Intermediate performance targets are established in the Supplier Performance Management Plan. The following defines how Applied and MKS will measure performance metrics:

------------------------------------------------------------------------------------------------------------
                                                                                FY 1999 End      FY 2000 End
        Measure              Definition                Calculation                Target            Target
------------------------------------------------------------------------------------------------------------
Quality ppm               Number of quality         Quantity of parts with
                          discrepancies             recorded DMR                   [**]              [**]
                          detected prior to         occurrences provided
                          shipping a completed      by the supplier over
                          system to an end          the prior 13-week
                          customer, expressed       period, divided by the
                          as parts per million      total quantity of parts
                                                    received from that
                                                    supplier over the same
                                                    period, multiplied by
                                                    1 million
------------------------------------------------------------------------------------------------------------
Supplier Fault DMRs       Number of DMR             Number of DMR                  [**]              [**]
                          transactions for part     occurrences recorded
                          quality discrepancies     against the supplier
                          detected in-house         accumulated over the
                          prior to system           prior 13-week period
                          installation in the
                          field
------------------------------------------------------------------------------------------------------------

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


------------------------------------------------------------------------------------------------------------
                                                                                FY 1999 End      FY 2000 End
        Measure              Definition                Calculation                Target            Target
------------------------------------------------------------------------------------------------------------
Late Delivery ppm         Number of parts           Quantity of parts
                          delivered later than      received one day or            [**]              [**]
                          the agreed upon           more after the commit
                          commit date               date, accumulated for
                                                    each supplier over a rolling
                                                    13-week period, divided by
                                                    the total quantity of parts
                                                    received over the same
                                                    period, multiplied by 1
                                                    million
------------------------------------------------------------------------------------------------------------
Early Delivery ppm        Number of parts           Quantity of parts
                          received three or         received three or more         [**]              [**]
                          more days before the      days before the
                          commit date               commit date,
                                                    accumulated over a rolling
                                                    13-week period, divided by
                                                    the total quantity of parts
                                                    received over the same
                                                    period, multiplied by 1
------------------------------------------------------------------------------------------------------------
Average Lead Time
of Production Parts
(Order Fulfillment
Cycle Time)
------------------------------------------------------------------------------------------------------------
Source Cycle Time         Average of the total      The average of the
(supplier reported)       times, from               number of days                 [**]              [**]
                          placement of an           between order date
                          order through receipt     and receipt date for all
                          at Applied Materials,     production parts
                          of parts supplied to      recorded for the
                          volume production         supplier, based on
                          (including                Austin volume
                          transportation time)      production activity.
------------------------------------------------------------------------------------------------------------
Make Cycle Time           Total cycle time to       Elapsed time, as
(supplier reported)       source all materials      determined through             [**]              [**]
                          required to produce       process audits and
                          an order, based on        supplier
                          contracted parts          self-assessments
                          supplied to volume
                          production
------------------------------------------------------------------------------------------------------------

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


------------------------------------------------------------------------------------------------------------
                                                                                FY 1999 End      FY 2000 End
        Measure              Definition                Calculation                Target            Target
------------------------------------------------------------------------------------------------------------
Cost Reduction            Total production time     Elapsed time, as
                          required to fulfill an    determined through             [**]              [**]
                          order, including          process audits and
                          manufacturing order       supplier
                          release and build         self-assessments
                          time, based on
                          contracted parts
                          supplied to volume
                          production
------------------------------------------------------------------------------------------------------------
                          Percentage difference     Calculated for each
                          between the average       contract by the SAT,           [**]              [**]
                          unit price paid for       using the method
                          materials in the prior    accepted by the SMO
                          year and price paid       commodity group
                          in the current year       (see Attachment 17)
------------------------------------------------------------------------------------------------------------


7.       AMENDMENTS AND MODIFICATIONS

         This CSA may be revised by the mutual consent of Applied and MKS. Revisions to this CSA must be in writing, signed by both Applied and MKS duly authorized representatives, traced by revision numbers and attached to this original agreement. A change to one attachment of this agreement will constitute a revision level change. The master copy of this CSA and any revisions are to be maintained by Applied.

         Updates to Section 2.2, Service levels, and changes may be communicated via memos sent by mail, fax or e-mail.

8.       GLOSSARY

         TBD



9.       ACCEPTANCE

         Accepted:


/s/ Michael Berkaw                             /s/ Leo Berlinghieri
---------------------------------              ---------------------------------
Applied Materials, Inc.                        MKS
Michael Berkaw                                 Leo Berlinghieri
Contract Specialist                            VP of Customer Service
Chemical Delivery SMO                          MKS Instruments

Date: 10/22/98                                 10/22/98

                                    EXHIBIT 1


               APPLIED MATERIALS TERMS AND CONDITIONS OF PURCHASE

1        Acceptance

         The terms and conditions stated in these Applied Materials Standard Terms and Conditions of Purchase become the agreement between the parties covering the purchase of the goods or services (collectively referred to as "Items") ordered in the Purchase Agreement/Comprehensive Supplier Agreement/Basic Supplier Agreement of which these Terms and Conditions are a part when this Agreement is accepted by acknowledgment or commencement of performance. This Agreement can be accepted only in these terms and conditions. Additional or different terms proposed by Supplier will not be applicable unless accepted in writing by the Buyer. No change, modification, or revision of this Agreement will be effective unless in writing and signed by duly authorized representative of Buyer.

2.       Confidential and Proprietary Information

         Supplier will observe and is bound by the terms and conditions of any and all Non- Disclosure Agreements (NDAs) executed by Supplier with or for the benefit of Buyer, whether now or hereafter in effect. In addition, all schematics, drawings, specifications and manuals, and all other technical and business information provided to Supplier by Buyer during the term of, or in connection with the negotiation, performance or enforcement of this Agreement shall be deemed included in the definition (subject to any applicable exclusions therefrom) of "Proprietary Information" for purposes of this Agreement.

         Supplier may use Buyer's Proprietary Information only for the purpose of providing Items, parts or components of Items or services to Buyer. Supplier will not discuss and further will not use any of Buyer's Proprietary Information, directly or indirectly, for any other purpose including, without limitation, (a) developing, designing, manufacturing, refurbishing, selling or offering for sale parts or components of Items or parts, or providing services, for or to any party other than Buyer, and (b) assisting any third party, in any manner, to perform any of the activities described herein. All Proprietary Information shall (a) be clearly marked by Supplier as Buyer's property and segregated when not in use, and (b) be returned to Buyer promptly upon request.

         Supplier acknowledges and agrees that Buyer would suffer irreparable harm for which monetary damages would be an inadequate remedy if Supplier were to breach its obligations under this provision. Supplier further acknowledges and agrees that equitable relief, including injunctive relief, would be appropriate to protect Buyer's rights and interests if such a breach were to arise, or threatened, or were asserted.

         Supplier will use reasonable efforts to notify Buyer of any third party requests to engage in any of the activities prohibited by this Article.

3.       Intellectual Property

         Nothing in this Agreement shall be deemed to grant to Supplier any license or other right under any of Buyer's intellectual property (including, without limitation, Buyer's patents, copyrights, trade and service marks, trade secrets, and Proprietary Information) for Supplier's own benefit or to provide or offer Items to any party other than Buyer.

         All Items supplied by Supplier and the sale of Items by Supplier and, as applicable, use thereof by Buyer or its subsequent purchasers or transferees will be free from liability for or claim by any persons of royalties, patent rights, copyright, trademark, mechanics' liens or other encumbrances, and trade secrets or confidential or proprietary intellectual property rights (collectively "rights" and "encumbrances"), and Supplier shall defend, indemnify and hold harmless Buyer against all claims, demands, costs and actions for actual or alleged infringements of patent, copyright, trademark or trade secret rights or other rights and encumbrances in the use, sale or re-sale of any Item which are valid at the time of or after the effective date of this Agreement; except to the extent that the infringement was unavoidably caused by Supplier's compliance with a detailed design furnished and required by Buyer or by Buyer's non-compliance with Supplier's prior written advice or warning of a possible and likely infringement

         At the request of Buyer, Supplier will provide to Buyer the most current and complete specifications and drawings (the "Drawings") for each Item manufactured or produced for Buyer that is based on Buyer's design or Drawings showing the complete specifications and design for the Item as manufactured or produced by Supplier. All Drawings are the sole property of Buyer.

         Upon termination of this Agreement, Supplier will return all Applied Proprietary Information and documentation to Buyer. Notwithstanding this requirement, Supplier may request Buyer approval to destroy any Proprietary Information of Buyer that has become obsolete or outdated (e.g., financial projections, forecasts, et cetera); provided that Supplier certifies to Buyer the destruction of such Proprietary Information.

4.       Patent License

         Supplier, as part consideration for this Agreement and without further cost to Buyer, hereby grants to Buyer an irrevocable, non-exclusive, paid-up world-wide right and license to make, have made, use, and sell any inventions derivative works, improvements, enhancements, or intellectual property (the "Inventions"') made by or for Supplier in the performance of this Agreement. Supplier shall cause any employee, consultant, contractor or other persons who provides work for hire to Supplier to assign to Supplier for licensing as above of any such inventions. In addition, Buyer shall be entitled to license Buyer's customers to use such inventions during the operation of Buyer's products.

5.       Press Releases/Public Disclosure Not Authorized

         Supplier will not, without the prior written approval of Buyer, issue any press releases, advertising, publicity, public statements or in any way engage in any other form of public disclosure that indicates the terms of this Agreement, Buyer's relationship with Supplier or implies any endorsement by Buyer of Supplier or Supplier's products or services. Supplier further agrees not to use, without the prior written consent of Buyer, the name or trademarks (including, but not limited to Buyer's corporate symbol). Any requests under this Section must be made in writing and submitted to the parties designated by Buyer for the review and authorization of such matters.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


6.       [**]

         Supplier does not presently sell or offer any Item that is similar in form, fit or function to any Item to any third party for prices and terms and conditions of sale (including, without limitation, warranties, services or other benefits) (collectively, "Benefits") [**] to Buyer in this Agreement. If during the term of this Agreement,[**] for any Item than those available to Buyer under this Agreement (a "Third Party Arrangement"), Supplier will notify Buyer [**], Supplier will notify Buyer [**] and this Agreement will be deemed [**]. However, Buyer, at its option, may [**]. If any [**], Supplier will [**] that Buyer [**] from the effective date [**] shall be [**] of the effective date [**]. In no event shall Supplier quote prices to Buyer that would be unlawfully discriminatory under any applicable law.

7.       Duty Drawback

         Supplier will provide Buyer with U.S. Customs entry data, including information and receipts for duties paid directly or indirectly on all Items that are either imported or contain imported parts or components, that Buyer determines is necessary for Buyer to qualify for duty drawback ("Duty Drawback Information"). This data will be provided to Buyer within fifteen (15) days after each calendar quarter (or fiscal year quarter of Buyer, and be accompanied by a completed Certificate of Delivery of Imported Merchandise or Certificate of Manufacture and Delivery of Imported Merchandise (Customs Form 331) as promulgated pursuant to 19 CFR 191.

8.       ODC Elimination

         In the event Supplier's goods are manufactured with or contain Class I ODCs as defined under Section 602 of the Federal Clean Air Act (42 USE
         Section 7671 a) and implementing regulations, or if Supplier suspects that such a condition exists, Supplier shall notify Buyer prior to performing any work against this Agreement. Buyer reserves the right to: (a) terminate all Agreements for such goods without penalties, (b) to return any and all goods delivered which are found to contain or have been manufactured with Class I ODCs, or (c) to terminate any outstanding Agreements for such goods without penalties. Supplier shall reimburse Buyer all monies paid to Supplier and all additional costs incurred by Buyer in purchasing and returning such goods.

9.       Compliance With Laws

         Supplier warrants that no law, rule, or ordinance of the United States, a state, any other governmental agency, or that of any country has been violated in supplying the goods or services ordered herein.

10.      Equal Employment Opportunity

         Supplier represents and warrants that it is in compliance with Executive Agreement 11246, any amending or supplementing Executive Agreements, and implementing regulations unless exempted.

11.      Applicable Law, Consent to Jurisdiction, Venue

         This Agreement shall be governed by, be subject to, and be construed in accordance with the internal laws of the State of California, excluding conflicts of law rules. The parties agree that any suit arising out of this Agreement, for any claim or cause of action, whether in contract, in tort, statutory, at law or in equity, shall exclusively be brought in the United States District Court for the Northern District of California or in the Superior or Municipal Courts of Santa Clara County, California, or in the United States District Court for the Western District of Texas, Austin Division, or the Texas State District Courts of Travis County, Texas, provided that such court has jurisdiction over the subject matter of the action. Each party agrees that each of the named courts shall have personal jurisdiction over it and consents to such jurisdiction. Supplier further agrees that venue of any suit arising out of this Agreement is proper and appropriate in any of the courts identified above; Supplier consents to such venue therein as Buyer selects and to any transfer of venue that Buyer may seek to any of such courts, without respect to the initial forum.

         With respect to transactions to which the 1980 United Nations Convention of Contracts for the International Sale of Goods would otherwise apply, the rights and obligations of the parties under the Agreement, including these terms and conditions, shall not be governed by the provisions of the 1980 United Nations Convention of Contracts for the International Sale of Goods; instead' applicable laws of the State of California, including the Uniform Commercial Code as adopted therein (but exclusive of such 1980 United Nations Convention) shall govern.

12.      Notice of Labor Disputes

         Whenever an actual or potential labor dispute, or any government embargoes, regulatory or tribunal proceedings relating thereto is delaying or threatens to delay the timely performance of this Agreement, Supplier will immediately notify Buyer of such dispute and furnish all relevant details regardless of whether said dispute arose directly, or indirectly, as a result of an actual or potential dispute within the Supplier's subtier supply base or its own operations.

13.      Taxes

         Unless otherwise specified, the agreed prices include all applicable federal, state, and local taxes. All such taxes shall be stated separately on Supplier's invoice.

14.      Responsibility for Goods; Risk of Loss

         Notwithstanding any prior inspections, Supplier shall bear all risks of loss, damage, or destruction to the Items called for hereunder until final acceptance by Buyer at Buyer's facility(s) delivery destination specified in the Agreement, which risk of loss shall not be altered by statement of any at F.O.B. point here. These Supplier responsibilities remain with respect to any Items rejected by Buyer provided, however, that in either case, Buyer shall be responsible for any loss occasioned by the gross negligence of its employees acting within the scope of their employment. Items are not accepted by reason of any preliminary inspection or test, at any location.

15.      Insurance

         A. Supplier shall maintain (i) comprehensive general liability insurance covering bodily injury, property damage, contractual liability, products liability and completed operations, (ii) Workers Compensation and employer's liability insurance, and
                  (iii) auto
                  insurance, in such amounts as are necessary to insure against the risks to Supplier's operations.

         B. Minimally, Supplier will obtain and keep in force, insurance of the types and in the amounts set forth below:

                  Insurance                             Minimum Limits of Liability
                  ---------                             ---------------------------
                  Worker's Compensation                 Statutory
                  Employer's Liability                  $1,000,000
                  Automobile Liability                  $1,000,000 per occurrence
                  Comprehensive General Liability       $1,000,000 per occurrence
                     (including Products Liability)

                  Umbrella/Excess Liability             $1,000,000 per occurrence


         All policies must be primary and non-contributing, and shall include Buyer as an additional insured. Supplier also waives all rights of subrogation. Supplier will also require and verify that each of its subcontractors carry at least the same insurance coverage and minimum limits or insurance as Supplier carries under this Agreement. Supplier shall notify Buyer at least thirty (30) days prior to the cancellation of or implementation of any material change in the foregoing policy coverage that would affect the Buyer's interests. Upon request, Supplier shall furnish to Buyer as evidence of insurance a certificate of insurance stating that the coverage would not be canceled or materially altered without thirty (30) days prior notice to the Buyer.

16.      Change of Control

         Supplier will notify Buyer immediately of any change of control or change (including any change in person or persons with power to direct or cause the direction of management or policies of Seller) or any change (35% or more) in the ownership of Supplier, or of any materially adverse change in Supplier's financial condition or in the operation of Supplier's business, including, but not limited to, Supplier's net worth, assets, production capacity, properties, obligations or liabilities (fixed or contingent) (collectively, a "change of control").

17.      Assignments

         A. No right or obligation under this Agreement shall be assigned by Supplier without the prior written consent of Buyer, and any purported assignment without such consent shall be void.

         B. Buyer may assign this Agreement in whole or part at any time if such assignment is considered necessary by Buyer in connection with a sale of Buyer's assets, or a transfer of any of its contracts or obligations under such contracts, or a transfer to a third party of manufacturing activities previously conducted by Buyer.

18.      Gratuities

         Supplier warrants that it has not offered or given and will not offer or give any gratuity to induce this or any other agreement. Upon Buyer's written request, an officer of Supplier shall certify in writing that Supplier has complied with and continues to comply with this Section. Any breach of this warranty shall be a material breach of each and every agreement and contract between Buyer and Supplier.

19.      Insolvency

         The insolvency of Supplier, the filing of a voluntary or involuntary petition for relief by or against Supplier under any bankruptcy, insolvency or like law, or the making of an assignment for the benefit of creditors, by Supplier, shall be a material breach hereof and default.

20.      Waiver

         In the event Buyer fails to insist on performance of any of the terms and conditions, or fails to exercise any of its rights or privileges hereunder, such failure shall not constitute a waiver of such terms, conditions, rights or privileges.

21.      Disclaimer and Limitation of Liability

         In no event shall Buyer be liable for any special, indirect, incidental, consequential, or contingent damages (the foregoing being collectively called "Damages"), whether or not Buyer has been advised of the possibility of such damages, for any reason. Buyer excludes and Supplier waives any liability of Buyer for any "Damages", as so defined.

22.      Indemnity by Supplier

         Supplier shall defend, indemnify and hold harmless Buyer from and against, and shall solely and exclusively bear and pay, any and all claims, suits, losses, penalties, damages (whether actual, punitive, consequential or otherwise) and all liabilities and the associated costs and expenses (including attorney's fees, expert's fees, and costs of investigation (all of the foregoing being collectively called "Indemnified Liabilities"), caused in whole or in part by Supplier's breach of any term or provision of this Agreement, or in whole or in any part by any negligent, grossly negligent or intentional acts, errors or omissions by Supplier, its employees, officers, agents or representatives in the performance of this Agreement or that are for, that are in the nature of, or that arise under, strict liability or products liability with respect to or in connection with the Items. The indemnity by Supplier in favor of Buyer shall extend to Buyer, its officers, directors, agents, and representatives and shall include and is intended to include Indemnified Liabilities which arise from or are caused by, in whole or in part, the concurrent negligence, including negligence or gross negligence of Supplier but shall not extend to Indemnified Liabilities to the extent such are caused by the negligence or willful misconduct of Buyer. Supplier assumes no liability under this warranty for system failures, personal injury or property damage resulting from improper operation, improper maintenance, abuse or modifications from the original product specifications or configuration on the part of Buyer, it's customers, agents and other third parties.

23.      Force Majeure

         A failure by either party to perform due to causes beyond the control and without the fault or negligence of the party is deemed excusable during the period in which the cause of the failure persists. Such causes may include, but not be limited to, acts of God or the public enemy, acts of the Government in either sovereign or contractual capacity, fires, floods, epidemics, strikes, freight embargoes and unusually severe weather. If the failure to perform is caused by the default of a subcontractor, and such default arises out of causes beyond the control of both the Supplier and subcontractor, and without the fault or negligence of either of them, the Supplier will not be liable for any excess cost for failure to perform, unless the supplies or services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Supplier to meet the required delivery releases. When Supplier becomes aware of any potential force majeure condition as described in this Agreement, Supplier shall immediately notify Buyer of the condition and provide relevant details.

24.      Changes

         Buyer may at anytime, by a written order and without notice to sureties or assignees, suspend performance hereunder, increase or decrease the Agreement quantities, or make changes within the general scope of this Agreement in any one or more of the following:

         (a)      applicable drawings, designs, or specification;

         (b)      method of shipment or packing, and/or;

         (c)      place and date of delivery;

         (d)      place and date of inspection or acceptance.

         If any such change causes an increase or decrease in the cost of or time required for performance of the Agreement, an equitable adjustment shall be made in the Agreement price or delivery schedule, or both, and the Agreement shall be modified in writing accordingly. No claim by Supplier for adjustment hereunder shall be valid unless asserted within thirty (30) days from the date of receipt by Supplier of the notification of change, provided, however, that such period may be extended upon the written approval of Buyer. However, nothing in this clause shall excuse Supplier from proceeding with the Agreement as changed or amended.

25.      Termination for Default

         (a) Buyer may, by notice, terminate this Agreement in whole or in part (i) if Supplier fails to deliver goods or services on agreed delivery schedules or any installments thereof strictly within the time specified; (ii) if Supplier fails to replace or correct defective goods or services; (iii) if Supplier fails to comply strictly with any provision of, or repudiates this agreement, or (iv) Supplier defaults under, or any event or condition stated to be a default occurs under, any provision of the Agreement, including these Applied Materials Standard Terms and Conditions of Purchase.

         (b)      In the event of termination pursuant to this Section:

                  (i) Supplier shall continue to supply any portion of the Items contracted for under this Agreement that are not terminated;

                  (ii) Supplier shall be liable for additional costs, if any, for the purchase of such similar goods and services to cover such default;

                  (iii) At Buyer's request Supplier will transfer title and deliver to Buyer (1) any completed goods, (2) any partially completed goods and (3) all unique materials. Prices for partially completed goods and unique materials so accepted shall be negotiated. However, such prices shall not exceed the Agreement price per item.

         (c) Buyer's rights and remedies herein or otherwise stated in this Agreement, any Purchase Order, Comprehensive Supplier Agreement or Basic Supplier Agreement are in addition to and shall not limit or preclude resort to any other rights and remedies provided by law or in equity. Termination under this Agreement shall constitute "cancellation" under the Uniform Commercial Code.

26.      Termination for convenience

         (a) Buyer may terminate, for convenience, work under this Agreement in whole or in part, at any time by written or electronic notice. Upon any such termination Supplier shall, to the extent and at the time specified by Buyer, stop all work on this Agreement, place no further orders hereunder, terminate work outstanding hereunder, assign to Buyer all Supplier's interests under terminated subcontracts and Agreements, settle all claims thereunder after obtaining Buyer's approval, protect all property in which Buyer has or may acquire an interest, and transfer title and make delivery to Buyer of all Items, materials, work in process, or other things held or acquired by Supplier in connection with the terminated portion of this Agreement. Supplier shall proceed promptly to comply with Buyer's directions respecting each of the foregoing without awaiting settlement or payment of its termination claim.

         (b) Within six (6) months from such termination, Supplier may submit to Buyer its written claim for termination charges, in the form and with supporting data and detail prescribed by Buyer. Failure to submit such claim within the prescribed time frame and with such items shall constitute a waiver of all claims and a release of all Buyer's liability arising out of such termination.

         (c) The parties may agree upon the amount to be paid Supplier for such termination. If they fail to agree, Buyer shall pay Supplier the amount due for Items delivered prior to termination and in addition thereto but without duplication, shall pay the following amounts:

                  (i) The contract price for all Items completed in accordance with this Agreement and not previously paid for;

                  (ii) The actual costs for work in process incurred by Supplier which are properly allocable or apportionable under Generally Accepted Accounting Principles (GAAP) to the terminated portion of this Agreement and a sum constituting a fair and reasonable profit on such costs. The Supplier agrees to keep true, complete, and accurate records in compliance with GAAP for the purpose of determining allocability of Suppliers costs under this agreement. Such records shall contain sufficient detail to permit a determination of the accuracy of the costs; Independent nationally recognized accountants (the "Auditor") designated by Buyer and reasonably acceptable to Supplier shall have the right, at Buyer's expense and upon reasonable notice, to conduct audits of all of the relevant books and records of Supplier in order to determine the accuracy and allocability of costs submitted by Supplier to Buyer under this provision.

                  (iii) The reasonable costs of Supplier in making settlement hereunder and in protecting Items to which Buyer has or may acquire an interest.

         (d) Payments made under subparagraphs (c)(i) and (c)(ii) shall not exceed the aggregate price specified in this Agreement, less payment otherwise made or to be made. Buyer shall have no obligation to pay for Items lost, damaged, stolen or destroyed prior to delivery to Buyer.

         (e) The foregoing paragraphs (a) to (d) inclusive, shall be applicable only to a termination for Buyer's convenience and shall not affect or impair any right of Buyer to terminate this Agreement for Supplier's default in the performance hereof.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A
                                  FIXED PRICING



  PART NO                  PART DESCRIPTION                              UNIT PRICE
  -------                  ----------------                              ----------

 0010-00744      HE PRESSURE CONTROL (20SCCM) ASSY                       $     [**]

 0010-13150      ASSY, IHC CAMBER D $ SHC (20SCCM)                       $     [**]

 0010-13152      ASSY, IHC CHAMBERD D & SHC (50 SCCM)                    $     [**]

 0010-35404      IHC ASSY, 5200 MCVD CENTURA                             $     [**]

 0010-35650      ASSY, INDEPENDENT HELIUM CONTROL                        $     [**]

 0010-40240      IHC ASSY,5300 W/RSTR                                    $     [**]

 0010-76952      ASSY, IHC CHAMBER A, B, AND C, (50 SCCM)                $     [**]

 0190-18037      ASSEMBLY, DUAL IHC                                      $     [**]

 0224-01921      XDCR, MKS, 0-100 PSI 1/4FVCR 12-32VDC 15P-D 5RA         $     [**]

 0224-42759      XDUCER, PRESSUER -MKS 850 5RA     G223                  $     [**]

 0225-10104      1 TORR VCR MONOMETER                                    $     [**]

 0225-10105      100 TR VCR MONOMETER                                    $     [**]

 0225-33295      XDCR, PRESS 0-10TORR, 1/2 VCR                           $     [**]

 0226-09052      45D BARATRON W/VCR FTG, 10 TORR     10948-1             $     [**]

 0226-10754      EXDCR PRESSURE 0-10TORR, 1/2 VCR     0222-              $     [**]

 0226-40111      TRANSDUCER,THRU TUBE,MKS TYPE 852,F-F,BENDIX            $     [**]

 0226-41024      CABLE METER XDCR 0-100PSI 15PIN-D 27IN.L                $     [**]

 0226-41187      XDCR PRESS 0-100 PSIG 1/4 VCR F/F 13-32VDC 10RA         $     [**]

 0226-41188      METER XDCR 3-1/2 LCD 0-100 PSIG 13-32VDC 15 PIN-D       $     [**]

05-88029-00      CABLE SHLD W/RT ANG CON                                 $     [**]

                                                                         ----------



1CSA 982812                                                             10/23/98

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A
                                  FIXED PRICING



  PART NO                  PART DESCRIPTION                             UNIT PRICE
  -------                  ----------------                             ----------

0620-01022      CABLE ASSY 12 COND 22AWG SHIELDED MUTLI-COLOR           $     [**]

0620-02563      CABLE ASSY SENSOR HEAD - BARATRON                       $     [**]

0690-01954      BRKT SENSOR HEAD MTG                                    $     [**]

1040-01092      METER XDCR 3-1/2LCD 0-60PSI 12-32VCD 15PIN-D            $     [**]

1350-01005      XDCR PRESS 1TORR 8VCO-F +/-15VDC @ 250MA 45C            $     [**]

1350-01011      XDCR PRESS 0-10 TORR VCO D CONNECTOR                    $     [**]

1350-01016      XDCR PRESS 10TORR 8VCO-F +/-15VDC @ 250 MA 45C          $     [**]

1350-01019      XDCR PRESS 0-10TORR 8 VCR WIRE STRIP CONN SP            $     [**]

1350-01021      XDCR PRESS 100MTORR 8VCR-F +/-15VDC @ 250MA 45C         $     [**]

1350-01025      XDCR PRESS 100TORR 8VCR-F +/-14VDC @ 250MA 45C          $     [**]

1350-01035      XDCR PRESS 0-100 TORR VCR D CONN                        $     [**]

1350-01036      XDCR PRESS 0-1 TORR VCR D CONNECTOR                     $     [**]

1350-01045      XDCR PRESS 10TORR 8VCR-F +/-15VDC @ 250MA 45C           $     [**]

1350-01051      XDCR PRESS BARATRON, HEATED 10 TORR                     $     [**]

1350-01052      XDCR PRESS BARATRON, HEATED 100 TORR                    $     [**]

1350-01055      XDCR PRESS 10 TORR CAJON 8 VCR FEMALE FTG .12%          $     [**]

1350-01072      XDCR PRESS 1000TORR 8VCR-F +/-15VDC @ 250MA 45C         $     [**]

                                                                        ----------


2CSA 982812                                                             10/23/98
                                       -2-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A
                                  FIXED PRICING



  PART NO                  PART DESCRIPTION                              UNIT PRICE
  -------                  ----------------                              ----------



1350-01075       XDCR PRESS 0-100TORR SHRT 8FVCR TERM-STRIP +/-15V       $     [**]

1350-01078       XDCR PRESS 0-250PSIA 1/4VCR-M/M 0-10VDC 6'PIGTAIL       $     [**]

1350-01079       XDCR PRESS 2TORR 8VCR-F +/-15VDC @ 250MA 45DED-C        $     [**]

1350-01083       XDCRPRESS 0-60PSIA 1/4VCR-M 12-32VDC 50DEGC 10RA        $     [**]

1350-01086       XDCR PRESS 0-1000TORR 1/4VCR-M 12-32VDC 50C 10RA        $     [**]

1350-01089       XDCR PRESS 100MTORR 1/8FVCR .25%ACC 100C 15-PDSUB       $     [**]

1350-01092       XDCR PRESS 1TORR 1/2FVCR .12%ACC 45DEG-C 15P-DSUB       $     [**]

1350-01098       XDCR PRESS 1TOR 1/2FVCR .25%ACC 100C 150-DSUB           $     [**]

1350-01101       XDCR PRESS 2-100TORR 1/2VCR-F .5%ACC +/-15VDC           $     [**]

1350-01102       XDCR PRESS 10TORR 8FVCR DCONN +/-15VDC@35MA .93"L       $     [**]

1350-01121       XDCR PRESS 0-20TORR 45C 15VDC 15P D-CONN 1/2"VCO        $     [**]

1350-01143       XDCR PRESS 1TORR RF FLTR 8FVCR +/-15VDC@250MA 45C       $     [**]

1400-01217       SNSR HEAD 1 TORR 1/4VCR W/ THERMAL BLANKER              $     [**]

3030-01050       MFC  1159 50SCCM HE 1/4VCR VITON N/C 15P-DSUB SST       $     [**]

                                                                         ----------



3CSA 982812                                                             10/23/98
                                       -3-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A

                                  FIXED PRICING



  PART NO                  PART DESCRIPTION                              UNIT PRICE
  -------                  ----------------                              ----------

3030-01172       MFC  1159 20SCCM HE 1/4VCR VITON N/C 9P-DSUB SST        $     [**]

3870-01463       VALVE EXHAUST THROTTLE 1 3/8IDXKF40 W/KEMREZ ORING      $     [**]

3870-02311       VALVE BUTTERFLY THROTTLE W/KF 40 FLANGE                 $     [**]

                                                                         ----------



4CSA 982812                                                             10/23/98
                                       -4-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A

                                 AUSTIN BUSROUTE



 PARTNO                         PARTDESC                                 UNITPRICE
 ------                         --------                                 ---------

0010-00744       HE PRESSURE CONTROL (20SCCM) ASSY                       $    [**]

0010-13150       ASSY, IHC CHAMBER D $ SHC (20SCCM)                      $    [**]

0010-13152       ASSY, IHC CHAMBER D & SHC (50SCCM)                      $    [**]

0010-35404       IHC ASSY,5200 MCVD CENTURA                              $    [**]

0010-35650       ASSY,INDEPENDENT HELIUM CONTROL                         $    [**]

0010-37643       ASSY,INDEPENDENT HELIUM CONTROL,DPS WOUT/FILTER         $    [**]

0010-40240       ICH ASSY,5300 W/RSTR                                    $    [**]

0010-76952       ASSY, IHC CHAMBER A,B, AND C, (50 SCCM)                 $    [**]

0190-18037       ASSEMBLY, DUAL IHC                                      $    [**]

0620-02211       CABLE ASSY TRANSDUCER 27"LG 15P-D CONN                  $    [**]

1040-01093       METER XDCR 3.1/2 LCD 0-100 PSI 13032VDC 15PIN-D         $    [**]

1350-01012       XDCR PRESS 0-100 TORR VCO D CONNECTION                  $    [**]

1350-01025       XDCR PRESS 100TORR 8VCR-F +/-15VDC @ 250MA 45C          $    [**]

1350-01026       XDCR PRESS 1TORR 8VCR-F +/-15VDC @ 250MA 45C            $    [**]

1350-01027       XDCR PRESS 0-1000 TORR W/FEM #8 VCO D CONN              $    [**]

1350-01028       XDCR PRESS 2-1000 TORR CAJON 8 VCR FEM FTG              $    [**]

1350-01039       XDCR 0-10 TORR CAP MANO 1/2 VCR D-CONN                  $    [**]

1350-01045       XDCR PRESS 10TORR 8VCR-F +/-15VDC @ 250MA 45C           $    [**]

1350-01067       XDCR PRESS 100MTORR 45C 15VDC 8VCR FEM FTG VERTCL       $    [**]

                                                                         ---------



5CSA 982812                                                             10/23/98
                                       -5-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A

                                 AUSTIN BUSROUTE



 PARTNO                         PARTDESC                                 UNITPRICE
 ------                         --------                                 ---------

1350-01091       XDCR PRESS 100TORR 1/2FVCR .12%ACC 45C 15P-DSUB         $    [**]

1350-01110       XDCR PRESSURE 100TORR 1/2FVCR 15P-DSUB W/OVERPRES       $    [**]

1350-01121       XDCR PRESS 0-20TORR 45C 15VDC 15P D-CONN 1/2" VCO       $    [**]

1350-01124       XDCR PRESS SPEC CALIBRTN 10/100MTORR 1/8FVCR 1%AC       $    [**]

1350-01133       XDCR PRESS 0-100PSI 1/4VCR F/F 15P D 13-32VDC 10RA      $    [**]

1350-01138       XDCR PRESS 0-10TORR 1/2VCR FEMALE 2SET POINTS           $    [**]

1350-01141       XDCR PRESS 0-100TORR 0-10VDC OUT 1/4VCR 1% 9PD          $    [**]

1350-01143       XDCR PRESS 1TORR RF FLTR 8FVCR +/-15VDC@250MA 45C       $    [**]

1350-01212       XDCR PRESS 1TORR 1/2FVCR .12%ACC 45C HORIZ 15P-D        $    [**]

3030-01113       MFC1159 50SCCM HE 1/4VCR VITON N/C 15P-DSUB SST         $    [**]

3030-02284       MFC  1159 2SLM AR 1/4VCR VITON N/C 15P-DSUB SST         $    [**]

3870-02373       VALVE EXH THROT 1-3/9ID X KF40 W/CHMRZ ORING 15P-D      $    [**]

3920-01278       CNTRL PRESS 640 SER 10T 1/4VCR VITON CAJON MALE         $    [**]

                                                                         ---------



6CSA 982812                                                             10/23/98
                                       -6-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A

                              SANTA CLARA BUSROUTE



 PARTNO                         PARTDESC                                 UNITPRICE
 ------                         --------                                 ---------

0010-37643       ASSY,INDEPENDENT HELIUM CONTROL,DPS WOUT/FILTER         $    [**]

0620-02211       CABLE ASSY TRANSDUCER 27"LG 15P-D CONN                  $    [**]

0720-03620       CONN ADPTR 15P-D TO 9P-HEX 1FT CABLE                    $    [**]

1040-01012       METER SENSOR 0-10VDC 50/60HZMULTI-RANGE                 $    [**]

1040-01092       METER XDCR 3-1/2LCD 0-60PSI 12-32VDC 15PIN-D            $    [**]

1040-01093       METER XDCR 3.1/2 LCD 0-100 PSI 13-32VDC 15PIN-D         $    [**]

1270-01803       SW  PRESS FLOWTHRU -25TORR GUAGE SP 1/4MVCR 9P-D        $    [**]

1350-01012       XDCR PRESS 0-100 TORR VCO D CONNECTOR                   $    [**]

1350-01026       XDCR PRESS 1TORR 8VCR-F +/-15VDC @ 250MA 45C            $    [**]

1350-01027       SDCR PRESS 0-1000 TORR W/FEM #8VCO D CONN               $    [**]

1350-01028       XDCR PRESS 2-1000 TORR CAJON 8 VCR FEM FTG              $    [**]

1350-01035       XDCR PRESS 0-100 TORR VCR D CONN                        $    [**]

1350-01039       XDCR 0-10 TORR CAP MANO 1/2 VCR D-CONNN                 $    [**]

1350-01054       XDCR PRESS 1000MMHG 1/8FVCR .12%ACC 45C W/SET-PT        $    [**]

1350-01055       XDCR PRESS 10 TORR CAJON 8 VCR FEMALE FTG .12%          $    [**]

1350-01067       XDCR PRESS 100MTORR 45C 15VDC 8VCR FEM FTG VERTCL       $    [**]

1350-01068       XDCR PRESS 1--,TPRR 45C 15VDC 9VCR FE, FTG HORIZT       $    [**]

                                                                         ---------



7CSA 982812                                                             10/23/98
                                       -7-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A

                              SANTA CLARA BUSROUTE


 PARTNO                         PARTDESC                                 UNITPRICE
 ------                         --------                                 ---------

  1350-01090     XDCR PRESS 10TORR 1/8FVCR .25%ACC 100C 15P-DSUB         $    [**]

  1350-01093     XDCR PRESS 1000TORR 1/4FVCR +/-12-32V 0-10VDC 9PD       $    [**]

  1350-01096     XDCR PRESS 10TORR 1/4VCR-F +/-14VDC 15P-D SET-PT        $    [**]

  1350-01097     XDCR PRESS 10-100TORR 1/4VCR-F +/-15VDC 15P-D           $    [**]

  1350-01103     XDCR PRESS 0-60PSIA 1/4VCR-F/F 15D 12-32VDC 10RA        $    [**]

  1350-01124     XDCR PRESS SPEC CALIBRTN 10/100MTORR 1/8FVCR 1%AC       $    [**]

  1350-01131     XDCRPRESS 1000 TORR 1/4VCR 1% 9PIN DSUB                 $    [**]

  1350-01133     XDCR PRESS 0-100PSI 1/4VCR F/F 15P D 13032VDC 10RA      $    [**]

1350-0113893     XDCR PRESS 0-10TORR 1/2VCR FEMALE 2SET POINTS           $    [**]

  1350-01140     XDCR PRESS 10TORR 8VCR-F +/-15VDC @ 35MA 50C            $    [**]

  1350-01163     XDCR PRESS 10-100 TORR 1/4VCR-F +/-15VDC                $    [**]

  3030-01113     MFC1159 50SCCM HE 1/4VCR VITON N/C 15P-DSUB SST         $    [**]

  3030-01172     MFC  1159 20SCCM HE 1/4VCR VITON N/C 9P-DSUB SST        $    [**]

  3870-01470     VALVE THROTTLE TVC 100MM SMART NW50 W/CNTRL HITEMP      $    [**]

  3870-01512     VALVE THROTTLE TVC 50MM SMART NW50 W/CNTRL HI-TEMP      $    [**]

                                                                         ---------



8CSA 982812                                                             10/23/98
                                       -8-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1A

                              SANTA CLARA BUSROUTE


 PARTNO                         PARTDESC                                 UNITPRICE
 ------                         --------                                 ---------


3870-01817       VALVE EXH THRTL NW160 8.9PDX5.879ID 2CTR-BORE-HOL       $    [**]

3920-01278       CNTRL PRESS 640 SER 107 1/4VCR VITON CAJON MALE         $    [**]

                                                                         ---------





9CSA 982812                                                             10/23/98
                                       -9-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1B

                               SERVICE AND REPAIR

-----------------------------------------------------------------------------------------------------
   AMAT                                                                               CAL     REBUILD
  PARTNO                 ITEM DESCRIPTION                           MKS PARTNO       PRICE     PRICE
-----------------------------------------------------------------------------------------------------

  010-00744    HE PRESSURE CONTROL (20SCCM) ASSY                    121002-G1         [**]      [**]

  010-13150    ASSY, IHC CHAMBER D $ SHC (20SCCM)                   121002-G2         [**]      [**]

011l0-13152    ASSY, IHC CHAMBER D & SHC (50 SCCM)                  1210-02-G4        [**]      [**]

  010-35404    IHC ASSY, 5200 MCVD CENTURA                          202407            [**]      [**]

  010-35650    ASSY, INDEPENDENT HELIUM CONTROL                     202258            [**]      [**]

  010-37643    ASSY, INDEPENDENT HELIUM CONTROL, DPS WOUT/FILTER    120657-G2         [**]      [**]

  010-40240    IHC ASSY, 5300 W/RSTR                                190094-G1         [**]      [**]

  010-76952    ASSY, IHC CHAMBER A, B, AND C 50 SCCM)               121002-G3         [**]      [**]

  190-18037    ASSEMBLY, DUAL IHC                                   202406            [**]      [**]

  224-01921    XDCR, MKS, 0-100 PSI 1/4FVCR 12-32VDC 15P-5RA        852B-13384        [**]      [**]

  224-42759    XDUCER, PRESSURE -MKS 850 5RA G223                   850A-12951        [**]      [**]

  225-10104    1 TORR VCR MONOMETER                                 127A-00001B       [**]      [**]

  225-10105    100 TR VCR MONOMETER                                 127A-00100B       [**]      [**]

  225-33295    XDCR, PRESS 0-10TO44,1/2VCR                          122BA-00010BB     [**]      [**]

  226-09052    45D BARATRON W/VCR FTG, 10 TORR 10948-1              127BA-00010BB     [**]      [**]

  226-10754    EXDCR PRESSURE 0-10TORR, 1/2VC 0222-                 127A-11356        [**]      [**]

  226-40111    TRANSDUCER, THRU TUBE, MKS TYPE 852, F-F, BENDIX     852B61PCJ4GH      [**]      [**]

  226-41024    CABLE METER XDCR O-100PSI 15PIN-D27IN.L              CB852-5-2.5       [**]      [**]





1CSA 982812                                                             10/23/98
                                       -1-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


 226-41187     XDCR PRESS 0-100 PSIG 1/4 VCR F/F 13-32VDC 10RA        842B12PCJ2GC      [**]     [**]

 226-41188     METER XDCR 3-1/2 LCD 0-100 PSIG 13-32VDC 15 PIN-D      LDM-A12PB2CC1     [**]     [**]

6-88029-00     CABLE SHLD W/RT ANG CON                                CB036-11075       [**]     [**]

 620-01022     CABLE ASSY 12 COND 22AWG SHIELDED MULTI-COLOR          CB036-11016       [**]     [**]

 620-02211     CABLE ASSY TRANSDUCER 27"LG 15P-D CONN                 CB852-5-2.5       [**]     [**]

 620-02563     CABLE ASSY SENSOR HEAD - BARATRON                      CB036-11016       [**]     [**]

 690-01954     BRKT SENSOR HEAD MTG                                                     [**]     [**]

 720-03620     CONN ADPTR 15P-D TO 9P-HEX 1FT CABLE                   CB6551-31-1       [**]     [**]

 040-01012     METER SENSOR 0-10VDC 50/60HZMULTI-RANGE                170M-6C           [**]     [**]

 040-01092     METER XDCR 3-1/2CD 0-60PSI 12-32VDC 15PIN-D            LDM-A61PA2CC1     [**]     [**]

 040-01093     METER XDCR 3.1/2 LCD 0-100 PSI 13-32VDC 15PIN-D        LDM-A12PA2CC1     [**]     [**]

 270-01803     SW PRESS FLOWTHRU -25 TORR GAUGE SP 1/4MVCR 9P-D       42A13DCH2AA025    [**]     [**]

 350-01005     XDCR PRESS 1TORR 8VCO-F +/-15VDC @ 250MA 45C           127A-00001E       [**]     [**]

 350-01011     XDCR PRESS 0-10 TORR VCO D CONNECTOR                   122BA-00010EB     [**]     [**]

 350-01012     XDCR PRESS 0-100 TORR VCO D CONNECTOR                  122BA-0010EB      [**]     [**]

 350-01016     XDCR PRESS 10TORR 8VCO-F +/-15VDC @ 250MA 45C          127AA-00010E      [**]     [**]

 350-01019     XDCR PRESS 0-10 TORR 8 VCR WIRE STRIP CONN SP          122A-116063       [**]     [**]

 350-01021     XDCR PRESS 100MTORR 8VCR-F +/-15VDC @ 250MA 45C        127AA-000.1B      [**]     [**]

 350-01025     XDCR PRESS 100TORR 8VCR-F +/-15VDC @ 250MA 45C         127A-00100B       [**]     [**]



2CSA 982812                                                             10/23/98
                                       -2-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


350-01026      XDCR PRESS 1TORR 8VCR-F +/- 15VDC @ 250MA 45C          127A-00001B       [**]     [**]

350-01027      XDCR PRESS 0-1000 TORR W/FEM #8 VCO D CONN             122BA-0100EB      [**]     [**]

350-01028      XDCR PRESS 2-1000 TORR CAJON 8 VCR FEM FTG             124AA010000BB     [**]     [**]

350-01035      XDCR PRESS 0-100 TORR VCR D CONN                       122BA-00100BB     [**]     [**]

350-01036      XDCR PRESS 0-1 TORR VCR D CONNECTOR                    122BA-00001BB     [**]     [**]

350-01039      XDCR 0-10 TORR CAP MANO1/2VCR D-CONN                   122B-11411        [**]     [**]

350-01045      XDCR PRESS 10TORR 8VCR-F +/-15 VDC @ 250MA 45C         127A-00010B       [**]     [**]

350-01051      XDCR PRESS BARATRON, HEATED 10 TORR                    621C11TBFHC       [**]     [**]

350-01052      XDCR PRESS BARATRON, HEATED 1000 TORR                  621C13TBFH        [**]     [**]

350-01054      XDCR PRESS 1000MMHG 1/8FVCR.12%ACC 45C W/SET-PT        624A13TBC         [**]     [**]

350-01055      XDCR 10 TORR CAJON 8 VCR FEMALE FTC.12%                627A11TBC         [**]     [**]

350-01067      XDCR PRESS 100MTORR 45C 15VDC 8VCR FEM FTG VERTCL      627A.1TBD         [**]     [**]

350-01068      XDCR PRESS 100MTORR 45C 15VDC 8VCR FEM FTG HORIZT      627A-11985        [**]     [**]

350-01072      XDCR PRESS 100OTORR 8VCR-F +/-15VDC @ 250MA 45C        127AA-0100B       [**]     [**]

350-01075      XDCR PRESS 0-100TORR SHRT 8FVCR TERM-STRIP +/-15V      122A-11064        [**]     [**]

350-01078      XDCR PRESS 0-250PSIA 1/4VCR-M/M 0-10VDC 6"PIGTAIL                        [**]     [**]

350-01079      XDCR PRESS 2TORR 8VCR-F +/-15VDC @ 250MA 45DED-C       127AA-00002B      [**]     [**]

350-01083      XDCR PRESS 0-60PSIA 1/4VCR-M 12-32VDC 50DECG 10RA      852B61PCA2NC      [**]     [**]

350-01086      XDCR PRESS 0-1000TORR 1/4 VCR-M12-32VDC 50C 10RA       852BA13TCA2NC     [**]     [**]




3CSA 982812                                                            10/23/98
                                       -3-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


350-01089      XDCR PRESS 100MTORR 1/8FVCR .25%ACC 100C 15P-DSUB      628A.1TBE         [**]     [**]

350-01090      XDCR PRESS 10TORR 1/8FVCR .25%ACC 100C 15P-DSUB        628A12TBC         [**]     [**]

350-01091      XDCR PRESS 100TORR 1/2FVCR .12%ACC 45C 15P-DSUB        627A12TBC         [**]     [**]

350-01092      XDCR PRESS 1TORR 1/2FVCR .12%ACC 45DEG-C 15P-DSUB      627A01TBC         [**]     [**]

350-01093      XDCR PRESS 1000TORR 1/4FVCR +/-12-32V 0-10VDC 9PD      751A-12772        [**]     [**]

350-01096      XDCR PRESS 10TORR 1/4VCR-F +/-15VDC 15P-D SET-PT       R750B11TCD2GC     [**]     [**]

350-01097      XDCR PRESS 10-100TORR 1/RVCR-F +/-15VDC 15P-D          CV7527A-01        [**]     [**]

350-01098      XDCR PRESS 1TOR 1/2FVCR .25%ACC 100C 15P-DSUB          628A01TBE         [**]     [**]

350-01101      XDCR PRESS 2-100TORR 1/2VCR-F .5%ACC +/-15VDC          124AA-00100BB     [**]     [**]

350-01102      XDCR PRESS 10TORR 8FVCR DCONN +/-15VDC@35MA .93"L      122B-12773        [**]     [**]

350-01103      XDCR PRESS 0-60PSIA 1/4VCR-F/F 15D 12-32VDC 15RA       852B61PCJ2GC      [**]     [**]

350-01110      XDCR PRESSURE 100TORR 1/2FVCR 15P-DSUB W/OVERPRE       624A-13092        [**]     [**]

350-01121      XDCR PRESS 0-20TORR 45C 15VDC 15P D-CONN 1/2"VCO       627A-13267        [**]     [**]

350-01124      XDCR PRESS SPEC CALIBRTN 10/100MTORR 1/8FVCR 1%AC      628A-13114        [**]     [**]

350-01131      XDCRPRESS 1000 TORR 1/4VCR 1% SPIN DSUB                750B13TCD2GA      [**]     [**]

350-01133      XDCR PRESS 0-100PSI 1/4VCR F/F 15P D 13-32VDC 10RA     852B12TCJ2GC      [**]     [**]

350-01138      XDCR PRESS 0-10TORR 1/2VCR FEMALE 2SET POINTS          625A-13127        [**]     [**]

350-01140      XDCR PRESS 10TORR 8VCR-F +/-15VDC @ 35MA 50C           626A11TBE         [**]     [**]





4CSA 982812                                                             10/23/98
                                       -4-

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


 350-01141     XDCR PRESS 0-100TORR 0-10VDC OUT 1/4VCR 1% 9PD         750B12TCD2GA      [**]     [**]

 350-01143     XDCR PRESS 1TORR RF FLTR 8FVCR +/-15VDC@250MA 45C      127A-13608        [**]     [**]

 350-01163     XDCR PRESS 10-100 TORR 1/4VCR-F +/-15VDC               CV7627A-05        [**]     [**]

 350-01212     XDCR PRESS 1TORR 1/2FVCR .125ACC 45C HORIZ 15P-D       627A-14974        [**]     [**]

 400-01217     SNSR HEAD 1 TORR 1/4VCR W/THERMAL BLANKER                                [**]     [**]

3030-01050     MFC 1159 50SCMM HE 1/4VCR VITON N/C 15P-DSUB SST       1159B-00059SV-S   [**]     [**]

3030-01113     MFC1159 50SCCM HE 1/4VCR VITON N/C 15[-DSUB SST        1159B-00050RV-sp  [**]     [**]

3030-01172     MFC 1159 20SCCM HE 1/4VCR VITON N/C 9[-DSUB SST        1159B-00020RV-S   [**]     [**]

3030-02284     MFC 1159 2SLM AR 1/4VCR VITON N/C 15P-DSUB SST         1159B-02000RV-S   [**]     [**]

3870-01463     VALVE EXHAUST THROTTLE 1 3/8DXKF40 W/KEMREZ ORING      253B-11203        [**]     [**]

3870-01470     VALVE THROTTLE TVC 100MM SMART NW50 W/CINTRL HITEM     153C-1-100-2      [**]     [**]

3870-01512     VALVE THROTTLE TVC 50MM SMART NW50 W/CNTRL HI-TEM      153C-2-50--2      [**]     [**]

3870-01817     VALVE EXH THRTL NW160 8.9ODX5.87691D 2CTR-BORE-HOL     653B-13071        [**]     [**]

3870-02311     VALVE BUTTERFLY THROTTLE W/KF 40 FLANGE                253B-02311        [**]     [**]

3870-02373     VALVE EXH THROT 1-3/81D X KF40 W/CHMRZ ORIGN 15P-D     253B-11203        [**]     [**]

3920-01278     CNTRL PRESS 640 SER 10T 1/4VCR VITON CAJON MALE        640A12TW1V12-S    [**]     [**]





5CSA 982812                                                             10/23/98
                                       -5-

                                  ATTACHMENT 2

                             APPLIED MATERIALS, Inc.

                         CORPORATE FISCAL CALENDAR 1998


      M     T     W     T     F     S     S                M     T     W     T     F     S     S
     --------------------------------------               --------------------------------------
WK                              1ST QUARTER                                          3RD QUARTER    WK

     NOVEMBER                                             MAY
 1   27    28    29    30    31     1     2               27    28    29    30     1     2     3    27
 2    3     4     5     6     7     8     9                4     5     6     7     8     9    10    28
 3   10    11    12    13    14    15    16               11    12    13    14    15    16    17    29
 4   17    18    19    20    21    22    23               18    19    20    21    22    23    24    30
 5   24    25    26   [27]  [28]   29    30

     DECEMBER                                             JUNE
 6    1     2     3     4     5     6     7              [25]   26    27    28    29    30    31    31
 7    8     9    10    11    12    13    14                1     2     3     4     5     6     7    32
 8   15    16    17    18    19    20    21                8     9    10    11    12    13    14    33
 9   22    23    24   [25]  /26/   27    28               15    16    17    18    19    20    21    34

     JANUARY                                              JULY
10  /29/  /30/  /31/   [1]   /2/    3     4               22    23    24    25    26    27    28    35
11    5     6     7     8     9    10    11               29    30     1     2    [3]    4     5    36
12   12    13    14    15    16    17    18                6     7     8     9    10    11    12    37
13   19    20    21    22    23    24    25               13    14    15    16    17    18    19    38
                                                          20    21    22    23    24    25    26    39
     --------------------------------------               --------------------------------------
                                2ND QUARTER                                          4TH QUARTER

     FEBRUARY                                             AUGUST
14   26    27    28    29    30    31     1               27    28    29    30    31     1     2    40
15    2     3     4     5     6     7     8                3     4     5     6     7     8     9    41
16    9    10    11    12    13    14    15               10    11    12    13    14    15    16    42
17  [16]   17    18    19    20    21    22               17    18    19    20    21    22    23    43

     MARCH                                                SEPTEMBER
18   23    24    25    26    27    28     1               24    25    26    27    28    29    30    44
19    2     3     4     5     6     7     8               31     1     2     3     4     5     6    45
20    9    10    11    12    13    14    15               [7]    8     9    10    11    12    13    46
21   16    17    18    19    20    21    22               14    15    16    17    18    19    20    47

     APRIL                                                OCTOBER
22   23    24    25    26    27    28    29               21    22    23    24    25    26    27    48
23   30    31     1     2     3     4     5               28    29    30     1     2     3     4    49
24    6     7     8     9    10    11    12                5     6     7     8     9    10    11    50
25   13    14    15    16    17    18    19               12    13    14    15    16    17    18    51
26   20    21    22    23    24    25    26               19    20    21    22    23    24    25    52
     --------------------------------------               --------------------------------------

     [ ] = HOLIDAYS                          / / = SHUTDOWN                          | | = HOLIDAYS
           (US ONLY)                               (US ONLY)                               (AMJ ONLY)

                                      APPLIED MATERIALS CONFIDENTIAL


                                  ATTACHMENT 3

                               DELIVERY MECHANICS


TYPE 1       PURCHASE ORDER (P.O) RELEASE

         Releases against this Agreement will be made by issuing purchase orders. Delivery dates shall refer to dates of receipt at Buyer's facility. Seller will not deliver items more than five (5) calendar days in advance of Buyer's required delivery dates without prior approval.

TYPE 5       JUST-IN-TIME/BUS ROUTE MECHANICS

A. This Agreement authorizes Seller to create and maintain inventory, subject to the terms of this Agreement, for the Bus Route Program in accordance to and subject to Article 5 of the Master Purchase Order and Sales Agreement. Items to be included in the Bus Route Program are found in Attachment 1 of the Master Purchase Order and Sales Agreement.

B. Buyer will notify Seller of requirements via facsimile or EDI transmission. (Requirements may be released twice a day, seven days week, no later than 6:00 a.m. and 3:00 p.m.).

C. Seller will attach all "pick cards" to the requested material prior to shipment for easy identification by Buyer.

D. Seller shall have all items ready for pick up by Buyer's truck within three hours of receipt of requirements. Or. Seller can deliver parts to Buyer by 9:00 a.m. for morning requirements and 6:00 p.m. for afternoon requirements.

E. If the "pick card" requirement cannot be filled, Seller shall return to Buyer the pick card indicating a back order.

F. For back ordered items Seller will receive a new "pick card" the following day which will have "Back Order" written on it. The Seller should attach the material to this "pick card" with a red dot which identifies the item as a filled back order to the Buyer.

G. Seller will be paid based on Buyer's CMR Transaction Summary, and in accordance with the following, depending on Buyer's Bus Route location:

                  For Austin, Texas Bus Route:

                  THE END DATE OF EACH TRANSACTION WEEK WILL BE USED AS THE INVOICE NUMBER FOR PAYMENT OF AUSTIN BUS ROUTE INVOICES, I.E. FRIDAY, APRIL 1, 1995 WOULD BE INVOICE #040195A.

                  For Santa Clara, California Bus Route:

                  THE PRINT DATE OF THE CMR TRANSACTION SUMMARY DOCUMENT WILL BE USED AS THE INVOICE NUMBER FOR PAYMENT OF SANTA CLARA BUS ROUTE INVOICES, I.E. FRIDAY, APRIL 1, 1995 WOULD BE INVOICE #040195A.

H. Seller will maintain records of all Items shipped to Buyer to verify against Buyer's weekly accumulated usage report which will be faxed to Seller each Monday morning.

I. Buyer will make changes (quantity/price) to the transaction summary of discrepancies that occur and are validated. These changes/adjustments will be reflected on the transaction summary the following week for payment.

                  1. If discrepancies in pricing or quantity are found, SELLER will modify the report accordingly, and fax the corrected copy to BUYER/PLANNER.

                  2. If no discrepancies are found, no further action is required by SELLER, and payment will be made accordingly.

J. Buyer shall make payment to Seller in accordance with the terms established in this agreement.

                                  Attachment 4









               CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY

                   WITH THE SECURITIES AND EXCHANGE COMMISSION

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                  Attachment 5

Title:  Spot Buy Receiving Label Specification     Rev.: B          Page 1 of 42
Part No. 0250-00098                                Date: 4/30/97



APPLIED MATERIALS


Packaging Specification



Revision          Change ECO #            Originator/Approver         Date
-------------------------------------------------------------------------------

  F                ECO #3684                      JKK

-------------------------------------------------------------------------------

  G                ECO #A6452                     L.U.

-------------------------------------------------------------------------------

  H                ECO #A6920                     L.U.

-------------------------------------------------------------------------------

  J                ECO #24033                     Z.A.                10/16/96

-------------------------------------------------------------------------------

  K                ECO #30186                     B.T.                4/30/97

-------------------------------------------------------------------------------

Information contained in this document is considered
confidential and proprietary and cannot be used in any                APPLIED MATERIALS
manner without the expressed written consent of Applied
Materials Inc.                                                        3050 Bowers Ave., Santa Clara, CA 95054

Packaging Specification                                             Page 2 of 42
Part no. 0250-00098                   Rev. K                        4/30/97


  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                        DEFINITIONS & ACRONYMS
---------------------------------------------------------------------------------------------------------


AMAT                                                 Applied Materials, Inc.

Amine-free                                           In reference to anti-static materials, amine-free
                                                     means those materials that do not contain
                                                     ethoxylated fatty amines, and most likely
                                                     contain ethoxylated fatty amides. Amine-free
                                                     materials do not cause crazing (cracking) damage
                                                     to polycarbonate based products.

Anti-static                                          The general term used to describe materials that
                                                     minimize charge buildup when rubbed against or
                                                     separated from themselves or other similar materials.

ASTM                                                 American Society for Testing and Materials

Conductive                                           Materials that have a surface resistivity [**].

Critical Surface Part                                Parts that have a finish that is functional (e.g.
                                                     process parts, reflective surfaces, valves, seals,
                                                     etc.) or cosmetic (i.e. AMAT Cosmetic
                                                     Specification 0250-01019, greater than Class
                                                     III-C) in nature and may be damaged by
                                                     abrasion and shock impacts.

Electrostatic Discharge                              (ESD) A transfer of electrostatic charge
                                                     between bodies at different electrostatic potentials
                                                     caused by direct contact or induced by
                                                     an electrostatic field.


Electrostatic Discharge Sensitive                    Device whose physical or electrical
                                                     characteristics are altered as a result of an
                                                     electrostatic discharge through or across the
                                                     surface of the part.

Electrostatic Shielding                              Materials that have surface resistivities [**].



                   Confidential Property of Applied Materials

Packaging Specification                                             Page 3 of 42
Part no. 0250-00098                  Rev. K                         4/30/97


  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

ESD                                                  Electrostatic Discharge

ESDS                                                 Electrostatic Discharge Sensitive

Faraday Cage                                         An enclosure made of anti-static and
                                                     conductive materials to shield ESDS items
                                                     from electrostatic fields.

Fit For Use                                          Materials delivered to it's point of use ready
                                                     for consumption with minimal/ no detrashing.

IBSS                                                 Installed Base Support Services

IC                                                   Integrated Circuit

Insulative                                           Materials that have surface resistivities [**].

IPA                                                  Isopropyl alcohol

ISTA                                                 International Safe Transit Association

Kanban                                               The manufacturing line replenishment size. The KRO
                                                     is a multiple of this quantity.

Kgs.                                                 Kilograms

KRO                                                  Kanban Replenishment Order, the size of
                                                     order that suppliers will ship to Applied
                                                     Material's re-supply area

Lb.                                                  Pound

Lbs.                                                 Pounds

Lean Manufacturing                                   [**].

Mil.                                                 One thousandth of an inch (.001)

Ohms per square                                      Surface resistivity is expressed as
                                                     ohms per square. The term is used to describe the
                                                     resistance between two opposite sides of a square
                                                     and is independent of the size of the square or its
                                                     dimensional units.

Package                                              The packaging material together with the
                                                     product/part

Packaging                                            The material that contains the product/part



                   Confidential Property of Applied Materials

Packaging Specification                                             Page 4 of 42
Part no. 0250-00098                  Rev. K                         4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


PCB                                                  Printed Circuit Board

PCBA                                                 Printed Circuit Board Assembly

Static Dissipative                                   Materials that have a surface resistivity [**].



                   Confidential Property of Applied Materials

Packaging Specification                                             Page 5 of 42
Part no. 0250-00098                    Rev. K                       4/30/97

                                                 TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------

SUBJECT                                                                                                    PAGE NO.
1.   Preface......................................................................................................9
2.   Scope........................................................................................................9
3.   Standard Maintenance.........................................................................................9
4.   Applicable Documents........................................................................................10
     4.1      Applied Materials Specifications...................................................................10
     4.2      Third Party Specifications.........................................................................10
5.            Conformance Priority...............................................................................11
6.            Conversion Table...................................................................................12
7.            General Packaging Requirements.....................................................................13
     7.1.         General........................................................................................13
     7.2.     Package Performance................................................................................15
              7.2.1.                Vibration....................................................................15
              7.2.2.                Drops........................................................................16
              7.2.3.                Compression..................................................................16
              7.2.4.                Impacts......................................................................16
     7.3.     Handling Requirements .............................................................................17
     7.4.     Size & Weight Limitations..........................................................................18
     7.5.     Small Parts .......................................................................................21
     7.6.     Unitizing..........................................................................................24
     7.7.     Inter-Divisional Movements.........................................................................26
     7.8.     Labeling ..........................................................................................27
     7.9.     Cleanroom Packaging  ..............................................................................28
              7.9.1.                Cleaning ....................................................................28
              7.9.2.                Handling.....................................................................28
              7.9.3.                Packaging....................................................................28
              7.9.4.                Overboxing...................................................................28
              7.9.5.                Cleanroom Acceptable Materials...............................................28
     7.10.        Electrostatic Discharge Sensitive Items........................................................29
     7.11.        Environmentally Sensitive Parts................................................................29
              7.11.1.               Desiccant....................................................................29
              7.11.2.               Vapor Corrosion Inhibitors...................................................30
              7.11.3.               Non-Reactive Gas Purge.......................................................30
              7.11.4.               Ultra Violet Light Degradation...............................................30
     7.12.        Kit Packaging..................................................................................31
     7.13.        Reusable Containers............................................................................31
     7.14.        Hazardous Materials............................................................................31
     7.15.        Lean Manufacturing Packaging...................................................................32
8.   MINIMUM COMMODITY PACKAGING REQUIREMENTS....................................................................33
     8.1.     Ceramics, Quartz, Glass, Graphite..................................................................33
              8.1.1.                Material Requirements........................................................33
              8.1.2.                Packaging Requirements.......................................................33

                   Confidential Property of Applied Materials

Packaging Specification                                             Page 6 of 42
Part no. 0250-00098                    Rev. K                       4/30/97

              8.1.3.                Overboxing...................................................................33
              8.1.4.                Labeling Requirements........................................................33
     8.2      Printed Circuit Board Assemblies (PCBA's)..........................................................34
              8.2.1.                General Packaging Requirements...............................................34
              8.2.2.                Components, Integrated Circuits and Chips
                           Packaging Requirements................................................................35
              8.2.3.                Printed Circuit Boards Packaging Requirements................................36
              8.2.4.                Wrapping, Bagging, and Boxing Procedures.....................................36
     8.3      Process Gas Lines, Vent Lines and Differential Pumping Lines.......................................38
     8.4      UHV Lines (Vacuum Lines, Exhaust Lines, Fore Lines,
                Roughing Lines, Etc.)............................................................................38
     8.5      Tubing, Hoses, Wires, And Cables (Flexible)........................................................39
     8.6      Seals, Gaskets, O-Rings And Foam (Cure Dated Items)................................................40
              8.6.1.                Cure Dated Items.............................................................40
     8.7      Critical Surface Parts.............................................................................41
              8.7.1.                Packaging Requirements.......................................................41
     8.8      Assemblies.........................................................................................41
              8.8.1.                Assembly Packaging...........................................................41
              8.8.2.                IBSS Requirements for Stand Alone Vacuum
                           Pump Packaging........................................................................41
              8.8.3.                Stand Alone Vacuum Pump Packaging............................................42
              8.8.4.                Frame Assembly Packaging.....................................................42
     8.9.     Hardware (Screws, Bolts, Washers, Etc.)............................................................42










                   Confidential Property of Applied Materials

Packaging Specification                                             Page 7 of 42
Part no. 0250-00098                    Rev. K                       4/30/97





                              LIST OF ILLUSTRATIONS

FIGURE NO.         SUBJECT                                                                           PAGE NO.
Figure 6.1.        Commodity Code Reference Table..........................................................12
Figure 7.1.        Drop Height.............................................................................16
Figure 7.2.        Handling Requirements...................................................................17
Figure 7.3.        Heavy Label.............................................................................18
Figure 7.4.        Size & Weight Limitations...............................................................19
Figure 7.5.        Regular Slotted Container Box Sealing...................................................20
Figure 7.6.        Small Parts Packaging Requirements......................................................23
Figure 7.7.        4-Way Strapping of Load.................................................................24
Figure 7.8.        2-Way Strapping of Load.................................................................25
Figure 7.9.        Four-Way And Girth Strapping Of Load....................................................25
Figure 7.10.       Incorrect, Load Not Squared Off.........................................................26
Figure 7.11.       Labeling Requirements...................................................................27
Figure 7.12.       Desiccant Chart.........................................................................30
Figure 8.1.        IC Tube Packaging.......................................................................35
Figure 8.2.        IC Conductive Foam Packaging............................................................36
Figure 8.3.        PCBA Packaging..........................................................................37



                   Confidential Property of Applied Materials

Packaging Specification                                             Page 8 of 42
Part no. 0250-00098                   Rev. K                        4/30/97



1.        PREFACE

          This document provides packaging specifications for all shippers of parts to and from Applied Materials including internal shipments to the IBSS spares divisions. This specification is in conformance with all local, federal, and international rules and regulations governing the packaging and safe transportation of materials.

          Readers of this document who wish to submit comments, suggestions, or who have questions should contact Applied Materials; Corporate Packaging Engineering Department.

2.        SCOPE

          This specification provides the general and commodity specific requirements for packaging and packing materials to be used to ship parts, products, and materials to and from all Applied Materials manufacturing, warehousing, and distribution facilities.

3.        STANDARD MAINTENANCE

          The Corporate Packaging Engineering Department is responsible for maintaining and revising this document.








                   Confidential Property of Applied Materials

Packaging Specification                                             Page 9 of 42
Part no. 0250-00098                    Rev. K                       4/30/97

4.        APPLICABLE DOCUMENTS

          The following specifications are applicable documents and may be specifically referenced within this specification.

          4.1  Applied Materials Specifications

               0250-09954   AMAT Workmanship Standard

               0250-60124   Applied Materials Unit Package Marking and
                            Labeling Vendor Requirements Specification

               0250-70700   Lean Manufacturing Packaging Requirements

               0190-75034   Applied Materials Receiving Bar Code Specification

          4.2  Third Party Specifications

               ASTM D 1974 Standard Practice for Methods of Closing, Sealing, and Reinforcing Fiberboard Containers

               ASTM D 4169 Standard Practice for Performance Testing of Shipping Containers and Systems

               ASTM D 4727 Standard Specification for Corrugated and Solid Fiberboard Sheet Stock (Container Grade) and Cut Shapes

               CFR 49 PARTS 106-180 Code of Federal Regulations, Title 49, Parts 106-180

               EIA-541 Electronics Industries Association, Packaging Materials Standards for ESN Sensitive Items

               FED-STD-209 Federal Standard Airborne Particulate Cleanliness Classes in Cleanrooms and Clean Zones

               ISO 780 International Standards Organization, Packaging - Pictorial Marking for Handling of Goods

               ISTA Procedure 1/1A International Safe Transit Association, Pre-Shipment Test Procedures
               JSCM 5322 Johnson Space Center, Contamination Control
               Requirements


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 10 of 42
Part no. 0250-00098                     Rev. K                     4/30/97

               MIL-B-131 Military Specification Barrier Materials, Water Vaporproof, Greaseproof, Flexible, Heat Sealable

               MIL-B-26195 Military Specification Boxes, Wood-Cleated, Skidded, Load-Bearing Base

               MIL-B-81705 Military Specification Barrier Materials, Flexible, Electrostatic Protective, Heat Sealable

               MIL-D-3464 Military Specification Desiccants, Activated, Bagged, Packaging Use and Static Dehumidification

               MIL-P-116 Military Specification Preservation, Methods of

               PPP-B-601 Federal Specification Boxes, Wood, Cleated-Plywood

               PPP-B-621 Federal Specification Boxes, Wood, Nailed and
               Lock-Center

5.        CONFORMANCE PRIORITY

          The order of supercession is as follows: contracts, purchase orders, drawings, and/or specifications.

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 11 of 42
Part no. 0250-00098                   Rev. K                       4/30/97

6.        CONVERSION TABLE

          This section is intended to help users determine the proper method of packaging for the part/product they are shipping. Readers of this document must read all sections to ensure compliance with the entire document.

The following table is intended to assist in the identification of the appropriate packaging section.

CATEGORY                                       POSSIBLE AMAT PART            REFERENCED SECTION
                                               NUMBER PREFIXES
--------------------------------------------------------------------------------------------------------------------
General - all parts not referred to                                          Section 7. "General Packaging
elsewhere in this table.                                                     Requirements"
Quartz, glass, graphite, ceramic or lamps      0040-, 0200-                  Section 8.1 "Ceramics, Quartz, Glass,
                                                                             Graphite"
integrated circuits, print circuits or         0100-, 0300-                  Section 8.2 "Printed Circuit Board
printed circuit boards                                                       Assemblies (PCBAs)"
Tubing-rigid (gaslines, weldments)             0010-, 0040-, 0050-           Section 8.3 "Process Gas Lines, Vent
                                                                             Lines and Differential Pumping
                                                                             Lines"
Tubing-flexible (hoses, cables)                0010-, 0190-, 0140-, 3400-,   Section 8.5 "Tubing, Hoses, Wires
                                               0150-, 0226-, 0050-           and Cables"
Seals, gaskets, O-rings, foam                  0020-, 3700-                  Section 8.6 "Seals, Gaskets, O-Rings
                                                                             and Foam"
Critical surface parts                         0015-, 0020-, 0021-, 0030-,   Section 8.7 "Critical Surface Parts"
                                               0035-, 0040-
Heat exchangers, chillers, vacuum pumps        Pt. Nos. vary                 Section 8.8 "Assemblies"
General assemblies                             Pt. Nos. vary                 Section 8.8 "Assemblies"
Frames                                         0010-, 0015-, 0040-, 0240-    Section 8.8 "Assemblies"
Hardware                                       Pt. Nos. vary                 Section 8.9 "Hardware"
Electrostatic sensitive device                 Pt. Nos. vary                 Section 8.2 "Printed Circuit Board
                                                                             Assemblies"
Cleanroom item                                 Pt. Nos. vary                 Section 7.9 "Cleanroom Packaging"
Kits                                           0240-, 0242-                  Section 7.12 "Kit Packaging"
Hazardous material                             Pt. Nos. vary                 Section 7.14 "Hazardous Materials"

                   Figure 6.1. Commodity Code Reference Table


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 12 of 42
Part no. 0250-00098                    Rev. K                      4/30/97


7.        GENERAL PACKAGING REQUIREMENTS

          7.1. General

               This Applied Materials document does not eliminate or supersede any shipper's packaging responsibility. It is the shipper's obligation to make sure that the package and/or palletizing comply with all local, federal, and international laws and regulations. These rules and laws include transportation requirements and regulations pertaining to hazardous materials.

               The following are the minimum requirements that apply to all inbound and outbound shipments to and from Applied Materials:

               7.1.1. It is the shipper's responsibility to determine the method of packaging, consistent with these guidelines, unless otherwise specifically instructed. Special packaging requirements which conflict with this specification shall take precedence.

               7.1.2. IT IS THE SHIPPER'S RESPONSIBILITY TO PACKAGE AND LOAD PARTS IN SUCH A MANNER AS TO ENSURE DAMAGE FREE DELIVER OF BOTH THE CONTAINER AND ITS CONTENTS.

               7.1.3. Previously used containers are prohibited, unless Applied Materials has approved and identified them as reusable and acceptable.

               7.1.4. Recyclability is of a major concern to Applied Materials, therefore all packaging should allow for easy segregation into their appropriate waste recycling streams when at all possible.

               7.1.5. All items are to be packaged individually (1 per box) except matched sets, bulk hardware items, kits, and parts/products identified for use in lean manufacturing. Exemptions from this requirement will be granted on a part by part basis.

               7.1.6.    Matched sets and kits are to be packaged together.




                   Confidential Property of Applied Materials

Packaging Specification                                            Page 13 of 42
Part no. 0250-00098                     Rev. K                     4/30/97


               7.1.7. Multiple parts that make one Applied Materials part number must be identified as one set or one unit and must be consolidated to prevent separation. (One set per container.)

               7.1.8. All parts must be clean (free of dust, corrosion, shavings, contaminants, etc.) prior to packaging. It is essential that cleanliness levels attained during parts fabrication are not degrated by the packaging being used.

               7.1.9. All parts must be adequately separated to prevent entanglement with one another.

               7.1.10. All parts must be packaged to prevent shifting or rubbing of contents, and when necessary, separated to prevent damage.

               7.1.11. Voids should be filled as required, however, use of loose-fill dunnage ("peanuts", "popcorn") is prohibited.

               7.1.12. Packages should not be filled to the extent that they bulge.

               7.1.13. Protect all bagged items from punctures, abrasions, and protrusions to prevent contamination of parts during the handling and distribution cycle.

               7.1.14. Heavier parts, and products should always be placed on the bottom of the container.

               7.1.15. Do not overload a container to the point where the contents' weight exceeds the container's designed capability.

               7.1.16. Use proper labeling to mark packages such as "FRAGILE", "HANDLE WITH CARE", "THIS END UP", "DO NOT STACK", as required.

               7.1.17. Package closure shall permit access to the contents for inspection purposes without destroying the containers usefulness (i.e. plastic bags shall be made so that they can be opened and resealed a minimum of one time.)

               7.1.18. Ensure that no package is unsafe to the environment or personnel. (i.e., protruding staples, nails, loose banding, etc.).

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 14 of 42
Part no. 0250-00098                    Rev. K                      4/30/97



               7.1.19. The use of staples is prohibited as a method of closure of bags.

               7.1.20.   All pallets shall be the 4-way entry variety.

               7.1.21.   Overhang on pallets is not permitted.

               7.1.22. When the center of gravity is not in the center of the unit or utilized load, the location of the center of gravity shall be marked on all 4 sides to help maintain load stability during material handling.

               7.1.23. All ground studs must be capped and all sharp corners and knife edges protected to prevent damages to personnel and/or other parts.

               7.1.24. All packaging materials must be compatible with the parts contained within the packaging. Packaging must not adhere to parts, produce corrosion/oxidation, etc.

               7.1.25. Same parts must be packaged consistently from shipment to shipment, both in the containers used and quantity of parts per container for a given part number.

               7.1.26. All inbound and outbound shipments are subject to inspection. Applied Materials reserves the right to reject any shipment which is not in compliance with these specifications, or to charge back to the supplier any costs incurred from repackaging.


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 15 of 42
Part no. 0250-00098                    Rev. K                      4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

          7.2. Package Performance

               Package performance is critical to maintaining part integrity during the distribution cycle. Applied Materials requires that the packaging shipped to and from Applied Materials be able to withstand the normal hazards seen during the distribution environment. Applied Materials [**].

               Applied Materials, Inc. has recognized ASTM D 4169, Standard Practice for Performance Testing of Shipping Containers and Systems, and ISTA Pre-Shipment Test Procedures I/1A as good methods for determining adequate product protection.

               The typical testing that occurs using these test procedures includes [**].

               The following describes the typical hazards that may be encountered during the distribution cycle. There are other hazards that a package may see during the distribution cycle, and these must also be accounted for. Distribution systems vary in their specific hazard elements and should be carefully studies by the shipper in order to determine the packaging necessary to deliver damage free goods to Applied Materials.

               7.2.1.    Vibration

                         Vibration is the one hazard element that will occur during every transportation phase of a distribution cycle. It is also the one element that is most difficult to understand without performing product vibration testing. Essentially, the package materials that are chosen for a specific product should, ideally, attenuate the forcing frequencies seen in the distribution cycle which are close to or match the natural frequencies the product may have.


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 16 of 42
Part no. 0250-00098                    Rev. K                      4/30/97


               7.2.2.    Drops

               Drops are a common hazard element that may occur in the distribution cycle. Essentially a packaged product will see drop heights that correlate to the size and weight of the packaged product. The smaller the package typically the higher the drop height that may occur. The following table shows a packaged product weight with a corresponding maximum drop height that may occur during the distribution cycle:


   PACKAGE PRODUCT (WEIGHT)                               DROP HEIGHT (inches)
   ------------------------                               --------------------
            0 - 10                                                 42
           11 - 50                                                 36
           51 - 100                                                24
          101 - 250                                                18
            251 -                                                  12
       PALLETIZED LOADS                                             6

                             Figure 7.1. Drop Height

                         The product should be adequately cushioned to prevent damage from occurring at the drop height associated with the packaged product weight.

               7.2.3.    Compression

                         There are two different types of compression, static compression and dynamic compression. Static comprehensive comes from warehousing and storage while dynamic compression is due to compressive forces incurred during transportation and material handling.

                         The package should prevent damage due to static compression to the product when stacked 2 pallets high, of if not a palletized item, to a height of 96 inches. The package must also be able to withstand the dynamic compressive forces, due to shock and vibration, normally incident to the distribution environment when stacked 2 pallets high, or if nor palletized, to a height of 96 inches.

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 17 of 42
Part no. 0250-00098                     Rev. K                     4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


               7.2.4.    Impacts

                         Impacts can be regarded as horizontal shocks. These impacts are common to the rail industry during rail care coupling and in other environments during the sorting of packages. The package should be designed to withstand impacts normally incident to the distribution environment. Special attention should be placed on packages that are being shipped by small parcel shippers. The small parcel environments are extremely hazardous during the sorting process, and impacts to the packaged product can come from any and all directions.

          7.3. Handling Requirements

               All shipments to and from Applied Materials, Inc. must incorporate handling devices into their packagings as outlined in the following table. The following table shows the type of handling devices that must be incorporated into the packaging based on size and weight of the packaged product. The type of handling that the devices will need to facilitate is also noted. The size calculated by adding the length, width, and depth of the packaged product (L + W+D=size).


                   [**]                [**]                 [**]                [**]                 [**]
                   -------------       ------------------   ------------------  ------------------   -------------------
[**]               None Required       None Required        2 Person Handholds  2 Person Handholds   Pallet Jack or Lift
                                                            or Handles*         or Handles*          Truck Access
[**]               None Required       1 Person Handholds   2 Person Handholds  2 Person Handholds   Pallet Jack or Lift
                                       or Handles           or Handles*         or Handles*          Truck Access
[**]               None Required       1 Person Handholds   2 Person Handholds  2 Person Handholds   Pallet Jack or Lift
                                       or Handles           or Handles*         or Handles*          Truck Access
[**]               None Required       2 Person Handholds   2 Person Handholds  Pallet Jack or Lift  Pallet Jack or Lift
                                       or Handles           or Handles*         Truck Access         Truck Access
[**]               None Required       2 Person Handholds   Pallet Jack or Lift Pallet Jack or Lift  Pallet Jack or Lift
                                       or Handles           Truck Access        Truck Access         Truck Access


               *All packages weighing [**] or greater must have heavy labels, part number 0060-76154, or equivalent, located on the top of the package.


                        Figure 7.2. Handling Requirements


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 18 of 42
Part no. 0250-00098                    Rev. K                      4/30/97


  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

This illustration shows a figure attempting to lift a box. A line is drawn through the picture and the word "HEAVY" is written twice to indicate that a package affixed with this label if difficult to lift.


                             Figure 7.3. Heavy Label


          7.4. Size & Weight Limitations

               The following chart is a guidelines for determining the outer box style to be used for a specific shipment. The chart references size and weight to determine the box style required. The size is calculated by adding the length, width, and depth of the packaged product (L / W / D = size). This chart shows suggested outer container requirements. The product that is being shipped may require a stronger box to ensure that the product arrives damage free at its destination point.



                     [**]                [**]                 [**]                [**]                 [**]
                     -------------       ------------         -------------       -------------        ---------------
[**]                 200#/32 ECT         275#/44 ECT          350#/51 ECT         350#/51 ECT          Wood Box
                     Singlewall          Singlewall           Doublewall          Doublewall           (PPP-B-621) if
                     Corrugated or       Corrugated or        Corrugated or       Corrugated or        weight exceeds
                     3mm Plastic         3mm Plastic          5mm Plastic         5mm Plastic          400 lbs. then
                     Corrugated          Corrugated           Corrugated          Corrugated           use Cleated
                     Containers          Containers           Containers          Containers           Plywood box
                                                                                  secured to a         (PPP-B-601)
                                                                                  pallet
[**]                 275#/44 ECT         275#/44 ECT          350#/51 ECT         350#/51 ECT          Wood Box
                     Singlewall          Singlewall           Doublewall          Doublewall           (PPP-B-621) if
                     Corrugated or       Corrugated or        Corrugated or       Corrugated or        weight exceeds
                     3mm Plastic         3mm Plastic          5mm Plastic         5mm Plastic          400 lbs. then
                     Corrugated          Corrugated           Corrugated          Corrugated           use Cleated
                     Containers          Containers           Containers.  If     Containers           Plywood box
                                                              length if greater   secured to a         (PPP-B-601)
                                                              than 40" then       pallet.  If length
                                                              use Wood Box        is greater than
                                                              (PPP-B-621)         40" then use
                                                                                  Wood Box
                                                                                  (PPP-B-621)


                   Confidential Property of Applied Materials

Packaging Specification                                           Page 19 of 42
Part no. 0250-00098                    Rev. K                     4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

[**]                 350#/51 ECT         350#/51 ECT          350#/51 ECT         Wood Box             Cleated
                     Doublewall          Doublewall           Doublewall          (PPP-B-621)          Plywood box
                     Corrugated or       Corrugated or        Corrugated or                            (PPP-B-601)
                     5mm Plastic         5mm Plastic          5mm Plastic
                     Corrugated          Corrugated           Corrugated
                     Containers.  If     Containers.  If      Containers.  If
                     length if greater   length if greater    length if greater
                     than 60" then       than 50" then        than 40" then
                     use Wood Box        use Wood Box         use Wood Box
                     (PPP-B-621)         (PPP-B-621)          (PPP-B-621)
[**]                 350#/51 ECT         350#/51 ECT          350#/51 ECT         Wood Box             Cleated
                     Doublewall          Doublewall           Doublewall          (PPP-B-621) If       Plywood box
                     Corrugated or       Corrugated or        Corrugated or       length is greater    (PPP-B-601)
                     5mm Plastic         5mm Plastic          5mm Plastic         then 90" then
                     Corrugated          Corrugated           Corrugated          use Cleated
                     Containers.  If     Containers.  If      Containers.  If     Plywood Box
                     length if greater   length if greater    length if greater   (PPP-B-601)
                     than 50" then       than 40" then        than 34" then
                     use Wood Box        use Wood Box         use Wood Box
                     (PPP-B-621) If      (PPP-B-621) If       (PPP-B-621) If
                     length is greater   length is greater    length is greater
                     than 90" then       than 90" then        than 90" then
                     use Cleated         use Cleated          use Cleated
                     Plywood Box         Plywood Box          Plywood Box
                     (PPP-B-601)         (PPP-B-601)          (PPP-B-601)
[**]                 Wood Box            Wood Box             Wood Box            Cleated              Cleated
                     (PPP-B-621).  If    (PPP-B-621).  If     (PPP-B-621).  If    Plywood Box          Plywood Box
                     length is greater   length is greater    length is greater   (PPP-B-601)          (PPP-B-601)
                     than 90" then       than 90" then        than 90" then
                     use Cleated         use Cleated          use Cleated
                     Plywood Box         Plywood Box          Plywood Box
                     (PPP-B-601)         (PPP-B-601)          (PPP-B-601)


Note:  If the weight exceeds [**].



                      Figure 7.4. Size & Weight Limitations



                   Confidential Property of Applied Materials

Packaging Specification                                            Page 20 of 42
Part no. 0250-00098                   Rev. K                       4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


               7.4.1. The following figure is a guideline for box sealing of typical regular slotted container style boxes. The box sealing that is used must perform adequately during its intended distribution cycle.

     This figure is an illustration of 2 boxes, each of which is specifically sealed according to its weight. The lighter box is sealed lengthwise across the middle, while the heavier box, in addition to the previous marks, is also sealed along each of its end edges and corners.


             Loads [**] or less                                 Loads over [**]


                Figure 7.5. Regular Slotted Container Box Sealing



                   Confidential Property of Applied Materials

Packaging Specification                                            Page 21 of 42
Part no. 0250-00098                    Rev. K                      4/30/97

          7.5. Small Parts

               This section describes the packaging requirements for small parts.

               7.5.1. Small Parts that meet the commodity description and size criteria listed below must be packaged as indicated in this section. For all parts that do not fall into these categories, refer to the commodity sections in this manual for appropriate packaging requirements.

               7.5.2. If you are currently packaging or receiving parts from your supplier packaged as 1-each, do not change current packaging practices.

               7.5.3. All small parts listed below that are sold in "sets" must be packaged in individual sets (1-set per 1 package).

               7.5.4. Refer to the following Charts for the part size and commodity type for proper packaging requirements. All Bags and Cartons must be properly identified with the AMAT Part Number and Quantity.

                         Packaging Requirement (L=length, D=depth, W=width and Dia.=diameter)
                         --------------------------------------------------------------------
Commodity                Size                               Description                                            Quantity
                         Limitations                                                                               Breakdown
-------------------      -----------                        -----------------------------------------              --------------
Glass, ceramics,         L 1/2"-to-1"                       o        Bubble-bag 1-each or equivalent               bubble-bagged
Quartz, or Graphite      W 1/2"-to-1"                       o        Foam or bubble cushioning 1-each              1-each and
{See Cleanroom           D less than or equal to 1/4"       o        Bulk box                                      boxed in
packaging}                                                                                                         package
                                                                                                                   quantities per
                                                                                                                   Table-A.
------------------------------------------------------------------------------------------------------------------------------------
                         L less than or equal to 1/2"       o        Bag 1-each in a polyethylene bag or           bagged 1-each
                         W less than or equal to 1/2"                equivalent                                    and boxed in
                         D less than or equal to 1/4"       o        Bulk box                                      package
                                                                                                                   quantities per
                                                                                                                   Table-A.
------------------------------------------------------------------------------------------------------------------------------------
 Rods (Glass,            L less than or equal to 5"         o        Bag 1-each in a polyethylene bag or           Cushioned 1-
 Ceramics,               Dia. less than or equal to 1/2"             equivalent                                    each and
 Quartz){See                                                o        Bulk box                                      boxed in
 Cleanroom                                                                                                         package
 packaging}                                                                                                        quantities per
                                                                                                                   Table-A.
------------------------------------------------------------------------------------------------------------------------------------

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 22 of 42
Part no. 0250-00098                    Rev. K                      4/30/97

Plastic (non-fragile)    L 1-1/2"-to- 5"                    o        Bag 1-each in a polyethylene bag or           bagged 1-each
                         W 1-1/2"-to- 5"                             equivalent                                    and 5
                         D 3/4"-to-1-                       o        Bulk box                                      packages max
                         1/4"                                                                                      per carton
                         -----------------------------------------------------------------------------------------------------------
                         L less than or equal to 1/2"       o        Bulk Bag                                      package in
                         W less than or equal to 1/2"       o        Bulk box                                      multiples of 25
                         D less than or equal to  3/4"                                                             maximum per
                                                                                                                   bag and 4 bags
                                                                                                                   max.
------------------------------------------------------------------------------------------------------------------------------------
Resistors, Diodes,       L less than or equal to  3"        o        Bulk Bag                                      Bagged in
Amplifiers,              W less than or equal to 3/8"       o        Bulk Box                                      quantities per
Transistors, or          D less than or equal to 3/8"                                                              Table - B and
Capacitors                                                                                                         a maximum of
                                                                                                                   5 bags per
                                                                                                                   carton
------------------------------------------------------------------------------------------------------------------------------------
O-Rings (non-            Dia. 10"-to-13"                    o        Bag 1-each in polyethylene bag or             Bagged 1-each
cleanroom, non-                                                      equivalent                                    and packaged
critical)                                                   o        Bulk Box                                      in quantities
                                                                                                                   per Table-A
                         -----------------------------------------------------------------------------------------------------------
                         Dia. 1-1/4"-to-                    o        Bulk Bag                                      Bagged in
                         10"                                o        1 Bag per Box                                 quantities per
                                                                                                                   Table-A and 1
                                                                                                                   bag per carton
                         -----------------------------------------------------------------------------------------------------------
                         Dia. less than or equal to 1-1/4"  o        Bulk Bag                                      Bagged in
                                                            o        1 Bag per Box                                 quantities per
                                                                                                                   quantity
                                                                                                                   Table-B and 1
                                                                                                                   bag per ctn.
------------------------------------------------------------------------------------------------------------------------------------
Seals (non-lipseals,     Dia. less than or equal to 1-1/4"  o        See Cleanroom Section 7.9 - double -          bagged 1-each
non-barrier seals),                                                  bagged 1-each.                                and packaged
or Gaskets (clean                                           o        Bulk Box                                      in quantities
products)                                                                                                          per Table-A
------------------------------------------------------------------------------------------------------------------------------------
Fittings (Metal),        L less than or equal to 3"         o        Bag 1-each in a polyethylene bag or           Bagged 1-each
Pipes, Machined          W less than or equal to 2"                  equivalent                                    and 10 bags
Parts (Metal)            D less than or equal to 1-1/4"     o        Bulk Box                                      max per carton
------------------------------------------------------------------------------------------------------------------------------------
Metal Parts (non-        L 2" -to-4"                        o        Bag 1-each                                    Bagged 1-each
fragile), shims,         W 2"-to-3"                         o        Bulk Box                                      and in
plates (Non-critical     D less than or equal to 3/8"                                                              quantities per
surfaces)                                                                                                          Table-A
                         -----------------------------------------------------------------------------------------------------------
                         L less than or equal to 2"         o        Bulk Bag                                      Bagged in
                         W less than or equal to 2"         o        1 Bag per Box                                 quantities per
                         D less than or equal to 3/8"                                                              Table B and 1
                                                                                                                   bag per carton


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 23 of 42
Part no. 0250-00098                    Rev. K                      4/30/97

Metal Parts (non-        L less than or equal to 2"         o        See Cleanroom Section 7.9 - double-bagged     Bagged 1-each
fragile), shims,         W less than or equal to 2"                  1-each                                        and packaged
plates (Non-critical     D less than or equal to 1/2"       o        Bulk Box                                      in quantities
surface)                                                                                                           per Table-A
(cleanroom)
------------------------------------------------------------------------------------------------------------------------------------
Fuses                    L less than or equal to 2"         o        Note: Some fuses are already pre-packaged     Bag in
                         Dia. less than or equal to 1/2"             in custom containers (i.e. 5-packs), use      quantities per
                                                                     these containers if applicable and bulk box   Table-A and 1
                                                                     (25 maximum per box).                         bag per carton.

                                                                     - or -

                                                            o        Bulk Bag
                                                            o        Box 1 bag-each
------------------------------------------------------------------------------------------------------------------------------------
Wires (rigid), or        L less than or equal to 7"         o        Bulk Pack in rigid Tubing or Backing to       Bulk Pack in
Graphite Tubing          Dia. less than or equal to 1/8"             prevent bending and/or snapping.              quantities per
                                                            o        Box 1-each, if not packaged in rigid tubing   Table-B
------------------------------------------------------------------------------------------------------------------------------------
Springs                  L less than or equal to 3-1/2"     o        Bulk Bag in polyethylene bag or equivalent    Package in
                         Dia. less than or equal to 1"      o        Bulk Box                                      multiples of 5
                                                                                                                   maximum per
                                                                                                                   bag and
                                                                                                                   package in
                                                                                                                   quantities per
                                                                                                                   Table-A
------------------------------------------------------------------------------------------------------------------------------------
Bearings                 Dia. less than or equal to 1-1/4"  o        Bag 1-each                                    Bagged 1-each
                                                            o        Bulk Box                                      and package in
                                                                                                                   quantities per
                                                                                                                   Table-A
------------------------------------------------------------------------------------------------------------------------------------
Hardware                 All Hardware                       o        See Hardware Section 8.8                      See Hardware
                                                                                                                   Section 8.8


                   Quantity Table A                                            Quantity Table B
------------------------------------------------------------------------------------------------------------------
Order Quantity                Package (part or Bag)              Order Quantity              Package (part or bag)
                                     Quantity                                                      Quantity
--------------                ---------------------              --------------           ------------------------
1 -to- 100                    maximum 10 per pack                1 -to- 100               maximum 50 per pack
101 -to- 1000                 maximum 100 per pack               101 -to- 1000            maximum 500 per pack

Directions: Package ordered quantities per the appropriate table above. Identify the bulk packages with the quantities packaged. Left-over quantities should be packaged and identified with the quantity packaged.

For Example:  Your order consists of 2037 same parts that reference Table-A
You should have: 20 packs in multiples of 100 quantity each.                            (Identified - 100 Qty. on each package)
                  3 packs in multiples of 10 quantity each.                             (Identified - 10 Qty. on each package)
                  1 pack of 7 quantity.                                                 (Identified - 7 Qty. on the package)

                 Figure 7.6. Small Parts Packaging Requirements


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 24 of 42
Part no. 0250-00098                  Rev. K                        4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


     7.6. Unitizing

               All unitized loads must be secured pallet. The pallet must have 4-way entry and must have sufficient strength to accommodate the load. All loads must be squared off.

               Securement to the pallet shall be made by the use of metal or plastic strapping of sufficient strength to adequately secure the load to the pallet and prevent load shifting during transportation. To help with load stability, the use of corrugated fiberboard tie sheets between the layers on the pallet is recommended. The product shall be protected from damage from the straps by the use of rigid plastic or paperboard edge protectors.

               The strapping shall be a minimum of 2 straps in one direction and when appropriate, strapping shall be 2 or more straps in 2 or more directions in order to secure the load to the pallet. It is also acceptable to use stretch or shrink wrap in combination with strapping to secure the load to the pallet.

               Figures 7.7, 7.8, and 7.9 show proper load securement while Figure 7.10 shows inappropriate load securement. In Figure 7.10, the load should be separated into 2 separate squared off pallets or 1 squared off pallet and separately shipped boxes.

               This figure is an illustration of a proper load securement on a pallet. The load must be squared off on a 4-way entry pallet. Securement of the load is ensured by 2 pairs of straps that run through the pallet in opposite directions and intersect on the top and bottom of the load.

                       Figure 7.7 4-Way Strapping of Load

               This figure is an illustration of a proper load securement on a pallet. The load must be squared off on a 4 way entry pallet. Securement of the lead is ensured by 2 parallel straps that run through the pallet and across the perimeter of the load.

                       Figure 7.8. 2-Way Strapping Of Load

               This figure is an illustration of a proper load securement on a pallet. The load must be squared off on a 4 way entry pallet. Securement of the lead is ensured by 2 pairs of straps that run through the pallet in opposite directions and intersect on the top and bottom of the load. A 5th strap encompasses the perimeter, running perpendicular to the 2 pairs and intersecting each one on all four sides.

                Figure 7.9. Four-Way And Girth Strapping Of Load

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 25 of 42
Part no. 0250-00098                   Rev. K                       4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

This figure is an illustration of improper load securement on a pallet. The load is not squared off and therefore, is not stabilized for shipping.


                  Figure 7.10. Incorrect, Load Not Squared Off


     7.7. Inter-Divisional Movements

          All inter-divisional shipments between manufacturing and storage facilities in Austin, Texas and in Santa Clara, California must have the products packaging conform to the requirements of this specification except as noted in this section.

          7.7.1. All [**]. If applicable, [**]. Use caution [**].

          7.7.2. Verify that all documents pertaining to the shipment are attached and identified as required by appropriate departments.

          7.7.3. All packages and subassemblies that are not on casters must not be pushed, pulled, or moved without the proper equipment (i.e. pallet jack, trolleys, carts, etc.)

          7.7.4. All parts, products, and assemblies moving between buildings and divisions will require more than one person to handle should be placed on a skid or require the use of appropriate handling equipment. Refer to section 7.3 for handling requirements.

     7.8. Labeling

          All shipments to Applied Materials, excluding those to IBSS, must be labeled in accordance with 0190-75034, Applied Materials Receiving Bar Code Specification, or its successor specification, as revised from time to time. All shipments to Applied Materials IBSS division and all shipments made directly to end users at the request of Applied Materials ("Requested Direct Shipments") must be labeled in accordance with 0250-60124, Applied Materials Unit Package Marking and Labeling Vendor Requirements Specification. To assist in the determination of labeling requirements, refer to the table to below.

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 26 of 42
Part no. 0250-00098                  Rev. K                        4/30/97

          Supplier shall not place any marks, telephone numbers or other information on packaging identifying supplier as the source of the items shipped. Exemptions from this requirement will be granted on a case by case basis.



                      Part Label (1)             Individually boxed (2)             Multiple Boxes Overpacked (3)
                                         ---------------------------------        -------------------------------
                                         Ship to IBSS         Ship to Mfg.        Individual           Outer
                     -----------------   ------------         ------------        ----------           ----------
Bagged,              N/A                 0250-60124           0190-75034          0250-60124           0190-75034
P/N visible
Bagged, P/N          0250-60124          0250-60124           0190-75034          0250-60124           0190-75034
not visible
Wrapped, P/N         N/A                 0250-60124           0190-75034          0250-60124           0190-75034
visible
Wrapped, P/N         0250-60124          0250-60124           0190-75034          0250-60124           0190-75034
not visible
No wrap, no          N/A                 0250-60124           0190-75034          0250-60124           0190-75034
bag, P/N
visible

(1) Individual part label to be placed on bag/wrap if part number is not visible through bag/wrap.

(2)  If shipping one part packaged individually.

(3) If shipping several individually boxed parts consolidated in one outer container.









                       Figure 7.11. Labeling Requirements





                   Confidential Property of Applied Materials

Packaging Specification                                            Page 27 of 42
Part no. 0250-00098                  Rev. K                        4/30/97


     7.9. Cleanroom Packaging

          Clean packaging is required when communicated on part drawing, Purchase Order or Contract.

          7.9.1. Cleaning

          If cleaning is required, the method of cleaning will be specified on the drawing, purchase order, or contact

          7.9.2. Handling

               7.9.2.1. Once parts and assemblies have been cleaned, they can only be handled with cleanroom approved gloves. See 0250 -70699, Cleanroom Approved Materials.

               7.9.2.2. Gloved hands that touch clean parts must not touch anything else. Immediately replace a glove which has touched an unclean surface, i.e., hair, clothing, bench, etc.

          7.9.3. Packaging

               7.9.3.1. Verify that all parts are completely dry before
                        packaging.

               7.9.3.2. Painted, plated or finished surfaces must be protected to prevent abrasion, nicks, scratches or dents.

               7.9.3.3. Sharp protrusions must be protected from puncturing bags.

               7.9.3.4. The part shall be sealed in an inner bag, cushioned if applicable, then sealed in an outer bag. Leave enough room for one additional seal. Remove excess air prior to sealing.

               7.9.3.5. Attached a label that states "PACKAGED IN CLASS XXXX
                        CLEANROOM" to the inner bag (replace XXXX with appropriate class level. i.e., 100, 1000, 10,000). All labeling must be placed on the inner bag. If it is not visible through the outer bag, the labeling must be placed on the outer bag also.



                   Confidential Property of Applied Materials

Packaging Specification                                            Page 28 of 42
Part no. 0250-00098                       Rev. K                   4/30/97


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          7.9.4. Overboxing

          When plastic corrugate boxes are specified on the contract, purchase order or drawing, the part will only be required to be single bagged. The plastic corrugate box must be bagged and over boxed with a corrugated fiberboard box.

          7.9.5. Cleanroom Acceptable Materials

               Reference 0250-70699, Cleanroom Approved Materials.

     7.10. Electrostatic Discharge Sensitive Items

          Electrostatic discharge (ESD) sensitive items have become a significant concern for most electronics companies. Related hazards include electromagnetic interference (EMI) and radio frequency interference (RFI). [**].

          All items susceptible to EMI, and RFI damage will need [**].

     7.11. Environmentally Sensitive Parts

          This section describes the packaging requirements for protecting parts/products against environmental hazards. The main environmental hazards are [**].

          [**].

          7.11.1. Desiccant

               Desiccants are typically the primary material used [**].

               [**].






                   Confidential Property of Applied Materials

Packaging Specification                                            Page 29 of 42
Part no. 0250-00098                      Rev. K                    4/30/97


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


RIGID BARRIER VOLUME (cubic            FLEXIBLE BARRIER AREA               DESICCANT UNITS REQUIRED
          inches)                         (square inches)
---------------------------            ---------------------               ------------------------
           1,429                                 90                                   *
           2,857                                180                                   *
           4,286                                270                                   *
           5,714                                360                                   *
           7,143                                450                                   *
          14,286                                900                                   *
          28,571                              1,800                                   *
          57,143                              3,600                                   *
         114,286                              7,200                                   *


                          Figure 7.12. Desiccant Chart


          7.11.2. Vapor Corrosion Inhibitors

               Vapor Corrosion Inhibitors (VCI's) are those products that emit a vapor that creates a very thin film barrier on a part/product that acts as a barrier between the part/product and water molecules. [**].

          7.11.3. Non-Reactive Gas Purge

               Purging the packaging with a non-reactive gas will [**].

          7.11.4. Ultra Violet Light Degradation

               Notwithstanding chemical additives [**].



                   Confidential Property of Applied Materials

Packaging Specification                                            Page 30 of 42
Part no. 0250-00098                    Rev. K                      4/30/97


     7.12. Kit Packaging

          Kit packaging is defined as the over-boxing of any two or more individual parts, assemblies, matched sets, or bulk hardware parts. The over-box must conform to all the requirements of the general packaging requirements of this specification.

          When kit packaging is specified, the individual parts, assemblies, matched sets, and bulk hardware items must be protected from each other by the use of blocking or cushioning. The individual parts, assemblies, matched sets, and hardware parts must have their respective packaging conform to all of the general and commodity specific requirements of this specification.

          The parts shall be over-boxed into a single box when at all possible. The over-box shall be appropriately sized to accommodate all parts in the kit.

          All voids in the over-box shall be filled with an appropriate dunnage to prevent shifting of the individually boxed parts. The individual parts shall be loaded into the over-box in such a manner as to prevent damage to fragile items (for example: a fragile item weighing 5 lbs. should not have a 50 lb. item placed on top of it).

     7.13. Reusable Containers

          When specified, reusable containers shall be used. Reusable containers are containers that will be used to facilitate the shipment of product from one facility to another and will then be forwarded back to the original shipper or a third party to be specified. Mark all reusable containers on a minimum of two adjacent sides with the following statement; "REUSABLE CONTAINER, RETURN TO (SHIPPER'S NAME)." Unless limited by space, all verbiage shall be two inches in height minimum.


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 31 of 42
Part no. 0250-00098                   Rev. K                       4/30/97


     7.14. Hazardous Materials

          All materials that meet the definition of hazardous material as defined in the Code of Federal Regulations Title 49 (CFR 49), must conform to all requirements of CFR 49 and the applicable regulations governing the mode of transportation, by which the material will be shipped, for shipments originating in or destined to the United States of America.

          CFR 49 specifies all of the required shipping paper documentation, marking, labeling, packaging, and performance tests required for a shipment of hazardous material. The following is a list of applicable documents, that have specific modal requirements:

                    o International Civil Aviation Organization (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air

                    o International Air Transport Association (IATA) Dangerous Goods Regulations

                    o    International Maritime Dangerous Goods (IMDG) Code

                    o United Nations Recommendations on the Transport of Dangerous Goods

     7.15. Lean Manufacturing Packaging

          When parts are to be delivered Fit For Use in a Lean Manufacturing line at Applied Materials, packaging must meet the requirements of 0250- 70700, Lean Manufacturing Packaging Requirements.


                   Confidential Property of Applied Materials

Packaging Specification                                            Page 32 of 42
Part no. 0250-00098                     Rev. K                     4/30/97

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

8. MINIMUM COMMODITY PACKAGING REQUIREMENTS

     8.1. Ceramics, Quartz, Glass, Graphite

          This section provides the method of packaging ceramics, quartz, glass and graphite for distribution.

          NOTE: THESE ITEMS ARE EXTREMELY FRAGILE AND SHOULD BE HANDLED WITH GREAT CARE TO PREVENT DAMAGE.

          [**].

          [**].

          [**].

          8.1.1. Materials Requirements

               See 0250-70699, Cleanroom Approved Materials.

          8.1.2. Packaging Requirements

               The part shall be sealed [**].

          8.1.3. Overboxing

               When plastic corrugate boxes are specified as the outer container on the contract, purchase order or drawing, [**].



                   Confidential Property of Applied Materials

Packaging Specification                                            Page 33 of 42
Part no. 0250-00098                    Rev. K                      4/30/97

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


          8.1.4. Labeling Requirements

               The following are special labeling requirements in addition to those found in section 7.8.

               8.1.4.1. Labeling on the inner bag should read "PACKAGED IN CLASS
                        XXX CLEANROOM" (replace XXXX with appropriate class level. i.e., 100, 1,000, 10,000).

               8.1.4.2. If labeling on the inner bag is not legible through the outer bag, place the same label on the outer bag. Mark the exterior of the carton with a "FRAGILE" label.

     8.2. Printed Circuit Board Assemblies (PCBA's)

          8.2.1. General Packaging Requirements

               8.2.1.1. For all ESDS parts [**].

               8.2.1.2. Sharp protrusions must be protected from puncturing bags.

               8.2.1.3. Fragile parts must be cushioned.

               8.2.1.4. Desiccant may be specified [**].

               8.2.1.5. When a box is required, [**].

               8.2.1.6. Mark the unit carton according to the requirements of section 7.8, Labeling.

               8.2.1.7. References Applied Materials Workmanship Standard
                        0250-09954 for specific handling requirements.

               8.2.1.8. The ideal method of packaging ESD sensitive parts and assemblies is to [**].

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 34 of 42
Part no. 0250-00098                Rev. K                          4/30/97

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


          8.2.2. Components, Integrated Circuits and Chips Packaging
          Requirements

               8.2.2.1. Integrated circuits may be packaged [**]


               This figure is an illustration of the proper packaging of an integrated circuit.

                          Figure 8.1. IC Tube Packaging



                   Confidential Property of Applied Materials

Packaging Specification                                           Page 35 of 42
Part no. 0250-00098                    Rev. K                     4/30/97

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


               8.2.2.2. Integrated circuits may be placed [**].

               This figure is an illustration of an alternative means of protective packaging for an integrated circuit through the use of conductive foam.

                    Figure 8.2. IC Conductive Foam Packaging

               8.2.2.3. Bag parts individually [**].

               8.2.2.4. Place bagged part [**].

          8.2.3. Printed Circuit Boards Packaging Requirements

               Note: See workmanship Standard 0250-09954, ESD Control, for proper handling procedures.

               8.2.3.1. Bag parts [**].

               8.2.3.2. If the part has prongs or pins [**].

               8.2.3.3. Place bagged part [**].

          8.2.4. Wrapping, Bagging, and Boxing Procedures

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 36 of 42
Part no. 0250-00098                    Rev. K                      4/30/97

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


               8.2.4.1. See 0250-70699, Cleanroom Acceptable Materials, for
                        acceptable wrapping materials.

               8.2.4.2. The following is a list of bagging requirements:

                    All parts must be [**].

                    Bag opening shall be [**].



               This figure is an illustration of a properly closed and sealed package that has been tamper-proofed.

                           Figure 8.3. PCBA Packaging


               8.2.4.3. If the bagged part [**].

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 37 of 42
Part no. 0250-00098                   Rev. K                       4/30/97

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


          8.3. Process Gas Lines, Vent Lines and Differential Pumping Lines

               This section describes the requirements for packaging of process gas lines, vent lines and differential pumping lines.

               8.3.1. The gas lines shall be [**].

               8.3.2. [**].

                    8.3.2.1. [**].

                    8.3.2.2. [**].

                    8.3.2.3. [**].

                    8.3.2.4. Follow section 7.9, Cleanroom Packaging Procedures.

               8.3.3. Sealed bags [**].

               8.3.3. To help prevent possible damage [**].

     8.4. UHV Lines (Vacuum Lines, Exhaust Lines, Fore Lines, Roughing Lines, Etc.)

     This section describes the method of packaging vacuum lines, exhaust lines, and fore lines. [**].

          8.4.1. Protect all [**]. Follow cleanroom packaging requirements, section 7.9, as required.

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 38 of 42
Part no. 0250-00098                 Rev. K                         4/30/97

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


          8.4.2. Double bag [**].

          8.4.3. Sealed bags [**].

          8.4.4. Label the inside bag [**].

          8.4.5. Individually box [**].

     8.5. Tubing, Hoses, Wires, And Cables (Flexible)

          This section describes the method of packaging flexible tubing, wires, and cables. All flexible tubing, hoses, wires, and cables shall be packaged in such a manner as to prevent damage, taking special care to prevent kinking, bending, or crimping.

          8.5.1. Protect all [**].

          8.5.2. If the tubing, hose, wire, or cable is [**].

          8.5.3. If the tubing, hose, wire, or cable is [**].

          8.5.4. Each part shall [**].

          8.5.5. The single bagged part [**].

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 39 of 42
Part no. 0250-00098                    Rev. K                      4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


     8.6. Seals, Gaskets, O-Rings And Foam (Cure Dated Items)

          This section describes the packaging requirements for all seals, gaskets, o-rings, foams and natural rubber items that are cure dated.

          8.6.1. Cure Dated Items

          Note: Cure dated items are heat and light sensitive, care should be taken to protect these parts from these particular elements.

               8.6.1.1. Cure dated items must be [**].

               8.6.1.2. Cleanroom cure dated items must be packaged per the following:

                    o These items shall be [**].

                    o [**] cleanroom bag shall be marked as follows: "PACKAGED IN CLASS XXXX CLEANROOM" (replace XXXX with appropriate class level. i.e., 100,1000, 10,000).

                    o The part [**]

               8.6.1.3. Cure dated items must be bagged.

               8.6.1.4. The exterior bag should contain the following special information:

                    o [**]

                    o [**]

                    o [**]

               8.6.1.5. See Figure 0250-70699, Cleanroom Approved Materials, for
                    acceptable bagging materials.

               8.6.1.6. All seals with an outside diameter [**].

               8.6.1.7. Place the bagged item [**].

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 40 of 42
Part no. 0250-00098                   Rev. K                       4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     8.7. Critical Surface Parts

          This section describes the packaging requirements for all parts that have a finish that is functional or cosmetic in nature and may be damaged by abrasion and shock impacts.

          8.7.1. Packaging Requirements

               8.7.1.1. Wrap/cover [**].

               8.7.1.2. When applicable, [**].

               8.7.1.3. Wrap part [**].

               8.7.1.4. Place (1 each) [**].

     8.8. Assemblies

          This section describes the packaging requirements for assemblies, and pump assemblies.

          8.8.1. Assembly Packaging

               This section covers all assemblies such as Complex motors, Actuators, Modules, etc.

               8.8.1.1. Follow all the applicable requirements of section 7.,
                    General Packaging Requirements. [**].

          8.8.2. IBSS Requirements for Stand Alone Vacuum Pump Packaging

               This section covers all roughing and backing vacuum pumps shipping to IBSS.

               8.8.2.1. The unit must be properly [**].

               8.8.2.2. [**].



                   Confidential Property of Applied Materials

Packaging Specification                                            Page 41 of 42
Part no. 0250-00098                   Rev. K                       4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


               8.8.2.3. Bag shall [**].

               8.8.2.4. The unit must [**].

               8.8.2.5. The unit must [**].

               8.8.2.6. The cap should include: "Applied Materials Part Number",
                    Gross Weight (lbs. &kgs.), and Cube Size (inches & centimeters). [**].

          8.8.3. Stand Alone Vacuum Pump Packaging

               8.8.3.1. [**].

               8.8.3.2. The unit must be [**].

               8.8.3.3. Wrap or cover [**].

          8.8.4. Frame Assembly Packaging

               8.8.4.1. Frames must be [**].

               8.8.4.2. Frames must be [**].

               8.8.4.3. Frames must be [**].

               8.8.4.4. [**].

     8.9. Hardware (Screws, Bolts, Washers, Etc.)

          This section describes the packaging requirements for all hardware items (nuts, bolts, screws, washers, etc.

                   Confidential Property of Applied Materials

Packaging Specification                                            Page 42 of 42
Part no. 0250-00098                   Rev. K                       4/30/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


          8.9.1. All parts must have [**].

          8.9.2. All silver-plated hardware shall [**].

          8.9.3. Place like parts (same part numbered items) into a bag. [**].

          8.9.4. Bulk items [**].

          8.9.5. Place the bag [**].

                   Confidential Property of Applied Materials

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                  Attachment 6


Title: Spot Buy Receiving Label Specification     Rev.: B        Page 1 of 17
Part No. 0190-75034                               Date: 07/15/97





APPLIED MATERIALS


Spot Buy Receiving Label
Specification





Revision       Change ECO #        Originator/Approver           Date
--------------------------------------------------------------------------------


   A                24447          A.Makeriv                     11-12-96

--------------------------------------------------------------------------------



   B                               R.Stern                       07-15-97

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------




--------------------------------------------------------------------------------



Information contained in this           APPLIED MATERIALS
document is considered confidential     3050 Bowers Ave., Santa Clara, CA 95054
and proprietary and cannot be used in
any manner without the expressed
written consent of Applied
Materials Inc.

Spot Buy Receiving Label Specification                           Page 2 of 17
Part no. 0190-75034                          Rev. B              7/15/97


CONTENTS
--------------------------------------------------------------------------------

Contents.......................................................................2
Purpose and Scope of this Specification........................................3
References.....................................................................3
Definitions....................................................................4
Bar Code Specifications........................................................7
Physical characteristics of label..............................................8
Overall Label Dimensions.......................................................9
(3S) Shipping Container Label.................................................10
(5S) Outerpack Label..........................................................14
Bar Code Labeling Requirements................................................17



                   Confidential Property of Applied Materials

Spot Buy Receiving Label Specification                           Page 3 of 17
Part no. 0190-75034                          Rev. B              7/15/97


PURPOSE AND SCOPE OF THIS SPECIFICATION
--------------------------------------------------------------------------------

The purpose of this specification is to communicate Applied Materials standard practices and requirements for its suppliers to print and apply labels on shipping containers.

This specification addresses only those shipping container labels used to receive Spot Buy material at Applied Materials. Suppliers shall comply with a different specification 0250-06387 Applied Materials Bus Route Receiving Label Specification for their Bus Route material.

The standard practices and requirements of this document are Applied Materials interpretation of the latest version of the following standards: Electronic Industries Association Outer Shipping Container Bar Code Label Standard (EIA 556-A); product package Bar Code Label Standard (EIA 624, [PN 3133]); and the American National Standards Data Application Identifiers for Material Handling (ANSI/MH 10.8 M-1993), which is a Data Identifier guideline.

This specification is intended to be a building block for Applied Materials to streamline its flow of materials. This specification is intended to be flexible enough to accommodate change and facilitate innovations within our industry.

REFERENCES
--------------------------------------------------------------------------------


EIA 556-A Electronic Industries Association Outer Shipping Container Bar Code Label
EIA 624, [PN 3133] Product Package Bar Code Label Standard
ANSI/MH 10.8 M-1993 American National Standards Data Application Identifiers for Material Handling
0250-00098 Applied Materials Packaging Specification
0250-06387 Applied Materials Bus Route Receiving Label Specification



                   Confidential Property of Applied Materials

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                Exchange Commission. Asterisks denote omissions.

DEFINITIONS
--------------------------------------------------------------------------------


ALPHANUMERIC   The character set that contains letters, numbers, and usually other characters such as punctuation marks.

AMAT      Applied Materials

BAR  The darker element of a bar code symbol.

BAR CODE An array of parallel rectangular bars and spaces that represent an individual letter, number, punctuation mark or other symbol.

BAR DENSITY CODE    The number of data characters that can be represented in a linear unit of measure. Bar code density is often expressed in characters per inch (CPI). CPI is a function of the "X" dimension, element width ratio, and intercharacter gap.

BAR CODE SCANNER    A device user for machine reading of a bar code. Scanners
may employ hand held wands, fixed optical beams, moving laser beams, or hand-held moving laser beams.

BAR HEIGHT     The bar dimension perpendicular to the bar width.  Also called bar length.

BUS ROUTE A JIT delivery system from supplier to AMAT

CODE [**]

CUSTOMER PRODUCT ID      A combination of alphanumeric characters used by a
customer or buyer (i.e. applied Materials) to identify a product.

DATA FIELD     The specific portion or area of a label designated to contain human readable, bar code, or graphic information

DATA IDENTIFIER     [**]

DEPTH OF FIELD The difference between the minimum and maximum horizontal distance from the aperture of the bar code reader throughout which the bar code can be read.

EIA Electronic Industries Association, Engineering Dept., 2001 Pennsylvania Ave. NW, Washington., DC 20006 Telephone (800) 854-7179

ELEMENT   In a bar code symbol, a single bar or space.

FACT Federation of Automated Coding Technologies, 634 Alpha Drive, Pittsburgh, PA 15238-2802, Phone (412) 963-8588.


                   Confidential Property of Applied Materials

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                Exchange Commission. Asterisks denote omissions.


INTERCHARACTER GAP       The space between the last element of one character and
the first element of the adjacent character of a discrete bar code symbol.

INTERMEDIATE CONTAINER   A container which is overpacked into an oversized
container for consolidation upon shipping.

JIT DELIVERY SYSTEM      [**]

LABEL A card, strip of paper, etc. marked and attached to an object to indicate its nature, contents, ownership, destination, etc.

LADDER MODE    Bar code oriented with respect to the longer side of a label.

MANDATORY DATA FIELD     A data field that must always contain data.

MASTER PACK A number of filled transport packages or other items that are held together by one or more means such as a pallet, slip sheet, strapping, interlocking, glue, shrink wrap, stretch wrap or net wrap to make them suitable for transportation, stacking, and storage as a unit. Sometimes referred to as a Unitized or Unite Load.

MAY Used in this document, this word designates a suggested or acceptable method of complying with a requirement.

MIXED LOAN LABEL A label or tag used to designate a pack or shipping container or non-identical items.

MULTI ORDER LABEL A label or tag used to designate a pack or shipping container of identical products which fulfills multiple AMAT orders.

MULTI ORDER/MIXED LOAD LABEL A label or tag used to designate a pack or shipping container of non-identical products which fulfills multiple AMAT orders.

MUST Used in this document, this word designates a requirement.

OVERPACK A container used to consolidate other packages for the shipping process. Examples of this type are a pallet with shrink wrapping or an oversized corrugated cardboard box.

PACKAGE OR SHIPPING CONTAINER      The package or shipping container is the
final container that is sufficiently strong to be used in commerce for packing or storing and transporting products.

PICKET FENCE MODE Bar codes oriented with respect to the shorter side of a label.

PO - Purchase Order - A document which legally binds a commitment for materials, facilities, or services.



                   Confidential Property of Applied Materials

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                Exchange Commission. Asterisks denote omissions.


PRODUCT PACKAGE LABEL    The product package is the first tied, wrapped, or
bagged container applied to a single product or multiple thereof or group identical products.

QUIET ZONE A clear space, which precedes the start character of a bar code symbol and follows the stop character. Sometimes called the "Clear Area".

REFLECTANCE    [**]

SHALL  Used in this document, this word designates a requirement

SHOULD    Used in this document, this word designates a standard practice that is not required but is either desired by Applied Materials, recommended by Applied Materials or both.

SHIPPING CONTAINER LABEL Label that identifies the contents and "ship-to" address of a shipping pack.

SHIPPING PACK       A package, shipping container, or final container that is of sufficient strength to be used in commerce for packing, storing, and transporting products.

SINGLE LABEL A label or tag used to identify and summarize the total contents of a package or shipping container.

SINGLE ORDER LABEL A transaction label or tag used to designate a package or container of identical products resulting from a single order.

SPOT BUY       A purchase made for material on a one-time basis using a PO.

START AND STOP CHARACTERS Distinct characters or patterns used at the beginning and end of each bar code symbol that provide initial timing references and direction- of-read information to the decoding logic.

SUPPLIER OR MANUFACTURER ID CODE   A code that uniquely identifies a supplier or
manufacturer.

SUPPLIER OR MANUFACTURER PRODUCT IDENTIFICATION CODE        A combination of
alphanumeric characters used by a supplier or manufacturer to identify a product (part number).

                   Confidential Property of Applied Materials

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                Exchange Commission. Asterisks denote omissions.


TRANSACTION IDENTIFICATION NUMBER       A combination of alphanumeric characters
assigned by the customer to the transaction.

UNIFORM CODE COUNCIL     An organization that assigns product and supplier or
manufacturer identification numbers. 8163 Old Yankee Road, Suite J, Dayton, Ohio 45458, Telephone (513) 435-3870

BAR CODE SPECIFICATIONS
--------------------------------------------------------------------------------

This figure is an illustration of a bar code and is surrounded by several descriptions of its specifications,including: Data Identifier, Field Title, Field Value, Bar code height, Leading quiet zone and Trailing quiet zone.

BAR CODE CHARACTERISTICS
--------------------------------------------------------------------------------


X dimension       [**]
(width of the
narrow line)
--------------------------------------------------------------------------------

Symbology                [**]
--------------------------------------------------------------------------------

Density                  [**]
--------------------------------------------------------------------------------

Element                  [**]
Width Ratio              [**]
--------------------------------------------------------------------------------

Orientation              [**]
--------------------------------------------------------------------------------

Print Quality            [**]
--------------------------------------------------------------------------------

Data                     [**]
Character Set            [**]
--------------------------------------------------------------------------------

Human                    [**]
readable                 [**]
character
height
(mandatory)
--------------------------------------------------------------------------------

Quiet zones              [**]
(mandatory)              [**]
--------------------------------------------------------------------------------



continued on next page


                   Confidential Property of Applied Materials


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                Exchange Commission. Asterisks denote omissions.


BAR CODE SPECIFICATIONS (CONTINUED)
--------------------------------------------------------------------------------

Each bar code shall [**].
Each bar code shall [**].
Each bar code shall [**].
Each bar code shall [**].
The human readable text for a bar code shall [**].
The human readable information is [**].

Human readable text example:
[**]

Scanning the bar code that corresponds to this human readable information [**] should result in the following:
[**]



Physical characteristics of label
--------------------------------------------------------------------------------


Label material      Label material shall [**]
--------------------------------------------------------------------------------


Adhesive types      [**]
--------------------------------------------------------------------------------


Recyclability       When possible, the label material and adhesive should [**]
--------------------------------------------------------------------------------


Environmental       These labels are intended for indoor use and normal
considerations      transportation conditions.  Care should be taken to [**].
--------------------------------------------------------------------------------



                   Confidential Property of Applied Materials

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                Exchange Commission. Asterisks denote omissions.


OVERALL LABEL DIMENSIONS
--------------------------------------------------------------------------------


The illustrations below depict the acceptable dimensions for each field on a label. The labels are not shown to scale. This depiction is known as Vertical or "Picket Fence" orientation.


Legend
------
A = FROM
B = SHIP TO:
C = PACKAGE COUNT
D = PACKAGE WEIGHT
E = PKG ID:
F = AMAT ORDER NO:
G = AMAT PART NO:
H = QUANTITY
I = RESUPPLY LOCN:
J = DESCRIPTION
K = DIV. CODE
*when bar code is required
                              Drawing not to scale

                         PREFERRED           MINIMUM             MAXIMUM
         a               [**]                [**]                [**]
         b               [**]                [**]                [**]
         c               [**]                [**]                [**]
         d               [**]                [**]                [**]
         e               [**]                [**]                [**]
         f               [**]                [**]                [**]
         m               [**]                [**]                [**]


Bar codes shall be [**]

there are two types of labels described in this document: the (3S) shipping Container Label and the (5S) Outerpack Label. The above dimensions apply to both.

                   Confidential Property of Applied Materials


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                Exchange Commission. Asterisks denote omissions.


(3S) SHIPPING CONTAINER LABEL
--------------------------------------------------------------------------------


         Function        This label is [**]


         Features        Recommended label size[**].


         Recyclability   Label material and adhesives should [**].


         Placement       Label should be placed [**].

                         Label shall [**].

                         Label shall [**].

                         Label shall [**].

                         Care shall [**].

                         Where parts are packaged in accordance with 0250-00098 Packaging Specification [**].




                   Confidential Property of Applied Materials

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                Exchange Commission. Asterisks denote omissions.


(3S) SHIPPING CONTAINER LABEL (CONTINUED)
--------------------------------------------------------------------------------

Minimum Required Bar Coded
Data Fields:

Data              Field Title               Definition
Identifier
--------------------------------------------------------------------------------

3(S)              PKG ID:                   This field value [**].

                                            The second segment shall [**].

                                            The supplier or manufacturer shall
[**].
--------------------------------------------------------------------------------

(K)               AMAT                      This field value [**].
                  ORDER NO:
--------------------------------------------------------------------------------

(P)               AMAT PART                 This field value [**].
                  NO:
--------------------------------------------------------------------------------

(1P)                                        Supplier [**].
--------------------------------------------------------------------------------

(Q)               QUANTITY:                 This field value [**].
--------------------------------------------------------------------------------

(2Z)              RESUPPLY                  This field is [**].
                  LOCN:
--------------------------------------------------------------------------------

*(p) AMAT Product ID shall be used for AMAT PART NO.
(1P) Is used for orders when AMAT's part number is not available.

                   Confidential Property of Applied Materials

Spot Buy Receiving Label Specification                           Page 12 of 17
Part no. 0190-75034                          Rev. B              7/15/97



(3S) SHIPPING CONTAINER LABEL (CONTINUED)
--------------------------------------------------------------------------------


Minimum Required
Human Readable Only
Data Fields:



Field Title                Definition
--------------------------------------------------------------------------------



FROM:               Shall be address from which the shipment was sent.

SHIP TO:            Shall be address to which the shipment is being sent.

DESCRIPTION:        Shall be AMAT description for material provided. this value may be truncated if it does not fit in the space allowed.

DIV. CODE:          This field is reserved for use on Bus Route shipping
                    container labels. On a Spot Buy label, this field should contain the field title only.

PACKAGE WEIGHT:     Should be the weight of the filled package the label is
                    attached to even pound integrators. Weights less than 1 lb should be shown as 1 lb. May be hand written clearly with permanent ink.

PACKAGE COUNT:      For Spot buy labels this field should indicate package
                    "1 of 1". The field indicates which one of several packages this package is. The set of packages includes all those covered by a single packing slip shipped to complete delivery of a single part number on a single AMAT PO. For
                    Spot buys this should be only one shipping container or master pack.


                   Confidential Property of Applied Materials

Spot Buy Receiving Label Specification                           Page 13 of 17
Part no. 0190-75034                          Rev. B              7/15/97



(3S) SHIPPING CONTAINER LABEL (CONTINUED)
--------------------------------------------------------------------------------


Example:

                                        ----------------------------------------
See table above and on previous         FROM:                 SHIP TO:
illustration page for data field        ABCDEFGHIJKLMNO       ABCDEFGHIJKLMNO
definitions.                            ABCDEFGHIJKLMNO       ABCDEFGHIJKLMNO
                                        ABCDEFGHIJKLMNO       ABCDEFGHIJKLMNO
                                        ABCDEFGHIJKLMNO       ABCDEFGHIJKLMNO
                                        ----------------------------------------




                                        ----------------------------------------
                                        (3S) PKG ID: 12345678+12345

                                        [Illustration of bar code.]


                                        ----------------------------------------
                                        (K) AMAT ORDER NO: 12345678+12345

                                        [Illustration of bar code.]

                                        ----------------------------------------
                                        (P) AMAT PART NO: 1234-12345     REV D

                                        [Illustration of bar code.]


                                        ----------------------------------------
                                        (Q) QUANTITY: 9999

                                        [Illustration of bar code.]


                                        ----------------------------------------
                                        (2Z) RESUPPLY LOCN:


                                        ----------------------------------------
                                        DESCRIPTION:             DIV. CODE:
                                        WIDGET, EXTRA CLEAN

                                        ----------------------------------------
                                        PACKAGE COUNT            PACKAGE WEIGHT
                                           1 OF 1                999 LBS
                                        ----------------------------------------


                                            VERTICAL FORMAT. (not to scale)



                   Confidential Property of Applied Materials

Spot Buy Receiving Label Specification                           Page 14 of 17
Part no. 0190-75034                          Rev. B              7/15/97

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


(5S) OUTERPACK LABEL
--------------------------------------------------------------------------------


Function          This label is [**]

The (5S) label shall be used for the following:
o    A single order number with multiple part numbers in an overpack container.
o    Multiple order numbers with a single part number in an overpack container.
o    Multiple order numbers with multiple part numbers in an overpack container.

Features            [**]


Recyclability       Label material and adhesives should [**]

Placement           Label should be placed [**]

                    Label shall be placed [**].

                    Label shall [**].

                    Care shall be taken [**].

                    Where parts are packaged in accordance with 0250-00098 Packaging Specification and do not have a suitable flat surface, the bar coded shipping container label may be placed on a card stock tag that is then tied or taped by a string to the container.



                   Confidential Property of Applied Materials

Spot Buy Receiving Label Specification                           Page 15 of 17
Part no. 0190-75034                          Rev. B              7/15/97


(5S) OUTERPACK DESCRIPTION LABEL
--------------------------------------------------------------------------------


MINIMUM REQUIRED
BAR CODED
DATA FIELDS


--------------------------------------------------------------------------------
Data           Field Title    Definition
Identifier
--------------------------------------------------------------------------------
(5$)           PKG ID:        This field value shall contain two segments. The
                              first segment shall be the 8 digit AMAT supplier identification number. This ID number must be followed by a separator "+" (plus) character.

                              The second segment shall be a package
                              identification code. This package identification code shall be unique for each of the supplier's labels (not necessarily in sequential order) and assigned by the supplier or manufacturer. A supplier may provide a site code within this segment to ensure uniqueness of the package identification code for regional sourcing to AMAT.

                              The supplier or manufacturer shall avoid repeating the exact package identification character sequence within 365 day period. The human readable interpretation of the bar code data shall not contain the start or stop characters. This field value shall be the AMAT Purchase Order Number where the overpack container contains parts for only one Purchase Order Number. This order number shall be bar coded.
               -----------------------------------------------------------------

(K)            AMAT           This field value shall be the AMAT Purchase Order
               ORDER NO:      Number where the overpack container parts for only
                              one Purchase Order Number. This order number shall be bar coded.

                              Where the overpack container contains parts for
                              more than one Purchase Order Number, the human
                              readable text shall include only the data
                              identifier and the field title. In such a case the
                              field value shall be the text "MULTI ORDER"
                              printed instead of a bar code. This MULTI ORDER
                              text shall be a minimum of 0.25 inches (6.5 mm)
                              high, and shall occupy the space where the bar
                              code would otherwise have been. This field value
                              shall be the AMAT Part Number where the overpack
                              container contains only one AMAT Part Number. This
                              part number shall be bar coded.
               -----------------------------------------------------------------
(P)            AMAT PART      This field value shall be the AMAT Part Number
               NO:            where the overpack container contains only one
                              AMAT Part Number. This part number shall be bar coded.

                              Where the overpack container contains more than one AMAT part number, the human readable text shall include only the data identifer and the field title. In such a case the field value shall be the text "MIXED LOAD" printed instead of a bar code. This MIXED LOAD text shall be a minimum of
                              0.25 inches (6.5mm) high, and shall occupy the space where the bar code would otherwise have been.
--------------------------------------------------------------------------------


                   Confidential Property of Applied Materials

Spot Buy Receiving Label Specification                           Page 16 of 17
Part no. 0190-75034                          Rev. B              7/15/97

5S OUTERPACK LABEL DESCRIPTION (CONTINUED)
--------------------------------------------------------------------------------


MINIMUM REQUIRED
HUMAN READABLE ONLY
DATA FIELDS:

--------------------------------------------------------------------------------
FIELD TITLE                             DEFINITION
--------------------------------------------------------------------------------
FROM:                                   Shall be [**].
--------------------------------------------------------------------------------
SHIP TO:                                Shall be [**].
--------------------------------------------------------------------------------
DIV. CODE:                              This field is [**].
--------------------------------------------------------------------------------
PACKAGE WEIGHT:                         Should be the weight of [**]
--------------------------------------------------------------------------------
PACKAGE COUNT:                          [**].
--------------------------------------------------------------------------------

Examples:  See table above and on previous page for data field definitions.

-----------------------------------     ----------------------------------------
FROM:               SHIP TO:            FROM:               SHIP TO:
ABCDEFGJIJKLMNO     ABCDEFGHIJKLMNO     ABCDEFGJIJKLMNO     ABCDEFGHIJKLMNO
ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO
ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO
ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO     ABCDEFGHIJKLMNO

-----------------------------------     ----------------------------------------
(5S) PKG ID: 12345678+12345             (5S) PKG ID: 12345678+12345
[Illustration of bar code.]             [Illustration of bar code.]

-----------------------------------     ----------------------------------------
(K) AMAT ORDER NO: 1234567              (K) AMAT ORDER NO:
[Illustration of bar code.]
                                                       MULTI ORDER
-----------------------------------     ----------------------------------------
(K) AMAT PART NO:                       (K) AMAT PART NO:

          MIXED LOAD                                   MIXED LOAD
-----------------------------------     ----------------------------------------
(Q) QUANTITY:                           (Q) QUANTITY:

-----------------------------------     ----------------------------------------
(2Z) RESUPPLY LOCN:                     (2Z) RESUPPLY LOCN:

-----------------------------------     ----------------------------------------
DESCRIPTION:        DIV. CODE:          DESCRIPTION:        DIV. CODE:

-----------------------------------     ----------------------------------------
PACKAGE COUNT       PACKAGE WEIGHT      PACKAGE COUNT       PACKAGE WEIGHT

-----------------------------------     ----------------------------------------


                        VERTICAL FORMAT. (not to scale)

                   Confidential Property of Applied Materials

Spot Buying Receiving Label Specification                        Page 17 of 17
Part no. 0190-75034                               Rev. B         7/15/97


BAR CODE LABELING REQUIREMENTS
--------------------------------------------------------------------------------
Each unique part number itemized on the AMAT purchase order must be packaged in a separate shipping container of master pack with its own packing slip.

     o Where there are multiple delivery dates for the lien item, this is required each time the part is shipped.
     o    In observing this requirement, the following rules shall apply:

     All packaging shall be in compliance with 0250-00098 Applied Materials Packaging Specification.

If the quantity of the part can be placed in one shipping container, supplier shall [**].

If multiple shipping containers are required for [**].

Supplier may [**].






This figure is an illustration of the proper labeling of multiple master packs and/or multiple shipping containers into a single overpack container. Each package within the outerpack container contains the necessary shipping (3S) container label while the overpack container has the proper outerpack (5S) labeling.




                   Confidential Property of Applied Materials

                                  Attachment 7

             APPLIED MATERIALS CORPORATE ROUTING GUIDE ATTACHMENT A



TRANSPORTATION AND SHIPPING REQUIREMENTS

Applied Materials Corporate Traffic Department has established excellent pricing and service programs with various transportation carriers. Using these approved carrier programs, when Applied Materials is responsible for the freight charges, will contribute to our freight cost reduction goals while continuing to provide a high level of customer satisfaction. Everyone has a responsibility to control and reduce unnecessary expenses.

Requirements for transportation and shipping are as follows:

- All freight collect shipments to Applied Materials must be routed via the appropriate Applied Materials approved carrier, see general routing instructions within the United States.

- An Applied Materials department of division number must be referenced on the carrier documentation.

- All shipments consigned to a third party at the direction of Applied Materials and Applied Materials is paying the freight charges must be routed by an approved Applied Materials carrier. All shipping documentation must indicate billing to third party (Applied Materials).

- For freight routed prepaid by third party, FOB origin, the third party will assume all risk in transit when approved Applied Materials carrier is used.

- Materials must be suitable packaged to withstand normal freight handling and movement while in transit.

- Multiple order shipping by the same carrier and service level, on the same day, must be consolidated into one shipment on one carrier document.

- Material for each purchase order must be packaged separately with it's own packing list.

- Packing lists must be attached to the outside surface of the package and visible from any position (do not hide from view if multiple packages are pelletized).

- When consolidating multiple purchase orders in one overpack carton, all inside orders must be attached to the overpack carton. Overpack carton must be clearly label to indicate multiple orders are packed inside. Each carton within the overpack must be clearly labeled.

                                  Attachment 7







- DO NOT DECLARE VALUE or request insurance on any freight collect shipment or third party shipments where Applied Materials is paying the freight charges unless specifically authorized.


- Materials must be shipped in time to meet the due date shown on the purchase order. Materials will not be accepted/received earlier than three (3) days of the due date, unless specifically authorized. Materials shipped earlier will be refused and possibly returned at your expense.


- Only use air freight at the requested level of service when specifically instructed and authorized in writing by Applied Materials.


- Suppliers must specifically state or indicate Emergency/Overnight service on the airbill or truck bill of lading to ensure expedited delivery, and only when instructed and authorized in writing by Applied Materials.


- All shipping documents and package address labels must reference the complete purchase order number(s) for the material included in the package(s) and shipment. When freight codes are provided they must also show on all documents.


- Any question concerning third party billing or carrier recommendations anywhere within the United States should be addressed to Corporate Traffic Operations:



              Santa Clara, California                  (408) 235-6053

              Outside Santa Clara, California          Toll Free  1-888-TOO-SHIP
                                                                (1-888-866-7447)

                                  ATTACHMENT 7

                        APPLIED MATERIALS - ROUTING GUIDE

                   GENERAL ROUTING INSTRUCTIONS WITHIN THE US

              COMMON CARRIER (LTL) TRANSPORTATION UP TO 7,500 LBS.

--------------------------------------------------------------------------------------------------------
    WEIGHT             AMAT LOCATION OR SERVICE AREA                             CARRIER
--------------------------------------------------------------------------------------------------------
   1-100 lbs.                    All points.                          Federal Expres - Express Saver
--------------------------------------------------------------------------------------------------------
Over 100 lbs.            All interstate shipments.                          CF Motor Freight
--------------------------------------------------------------------------------------------------------
Over 100 lbs.             Intrastate AZ, CA, & OR                         Viking Freight System
--------------------------------------------------------------------------------------------------------
Over 100 lbs.    Intrastate Tx, except Augtin & Dallas area      Federal Express - Express Saver Freight
--------------------------------------------------------------------------------------------------------
    1-50 lbs.               Austin & Dallas area                                Sonic Air
 Over 50 lbs.                                                        Federal Express - Express Saver
--------------------------------------------------------------------------------------------------------
Over 100 lbs.             Intrastate MA, NY, & PA                Federal Express - Express Saver Freight
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please provide 48 hour advance notice when your shipment is over 7,500 lbs., or on shipments that require special equipment. This will enable sufficient tiem to schedule the carrier that will provide the most economical and timely service. Contact Corporate Traffic 1-888-TOO-SHIP (866-7447).
--------------------------------------------------------------------------------

               HIGH VALUE PRODUCTS, AIR RIDE OR PADDED VAN SERVICE
--------------------------------------------------------------------------------
TWI Mayflower       Call traffic (408) 235-6053, for scheduling and transit
                    time details.
--------------------------------------------------------------------------------


        NEXT FLIGHT OUT, MESSENGER, AND/OR COURIER SERVICE WITHIN THE US
--------------------------------------------------------------------------------
All weights         Sonic Air call the local office, if no local office call
                    1-800-528-6070
--------------------------------------------------------------------------------


                            AIR FREIGHT WITHIN THE US
--------------------------------------------------------------------------------
   WEIGHT                      SERVICE                           CARRIER
--------------------------------------------------------------------------------
 1 - 70 lbs.    Priority Overnight - 10:30 AM Next Day
                Priority Overnight - 3:00 PM Next Day        Federal Express
                 Economy Service - 4:30 PM Second Day
--------------------------------------------------------------------------------
Over 70 lbs.    Priority Overnight - 10:30 AM Next Day
                Standard Overnight - 4:00 PM Next Day
                     Two Day - 4:00 PM Second Day         Eagle USA Air Freight
                   Deferred Air - 3-5 day delivery
--------------------------------------------------------------------------------


          GENERAL ROUTING INSTRUCTIONS FOR ALL INTERNATIONAL LOCATIONS
--------------------------------------------------------------------------------
   WEIGHT                     SERVICE                            CARRIER
--------------------------------------------------------------------------------
 1 - 50 Kgs.                Regular Air                      Federal Express
--------------------------------------------------------------------------------
 All Weights     Next Flight Out or Courier Service     Schencker International*
--------------------------------------------------------------------------------
Over 50 Kgs.        Regular Air or Consolidation
--------------------------------------------------------------------------------



* Shipments over 50 Kgs. to or from Japan must be routed via Nippon Express.

                                  ATTACHMENT 7

                         TRANSIT TIMES FOR U.S. CARRIERS


SELECT CARRIER BY REFERING TO GUIDANCE PROVIDED ON PAGE ONE. USE TABLE BELOW TO ENSURE TRANSIT TIME OF SERVICE MEETS DELIVERY REQUIREMENTS.

----------------------------------------------------------------------------------------------------------------------------------
 US TIMETABLE         SHIPMENT       SAME-DAY         1 DAY         2 DAYS         3 DAYS        4 DAYS       5 DAYS        6 DAYS
                        SIZE
----------------------------------------------------------------------------------------------------------------------------------
Sonicair Courier    All - see f.   Nationwide     Nationwide
Next Flight Out
----------------------------------------------------------------------------------------------------------------------------------
Sonicair Ground     All - see e.   50 miles of
Courier Local                      AMAT
                                   Sites
----------------------------------------------------------------------------------------------------------------------------------
Federal Express     1-100 lbs,                    Up to 350      350 to        Over 1,000
Express Saver       see d.                        miles of       1,000 miles   miles of
                                                  origin         of origin     origin
------------------------------------------------------------------------------------------
Federal Express     Over 151                      Up to 350      350 to        Over 1,000
Express Saver       lbs., see d.                  miles of       1,000 miles   miles of                  Federal Express
Freight                                           origin         of origin     origin           Express Saver Service commitment
------------------------------------------------------------------------------------------                 by 4:30 PM
Viking Freight      Over 100                      All points in  CA to metro   Colorado             or by close of business.
Sys.                lbs.                          CA ex          areas in      Springs, CO
Between CA, AZ,                                   Calexico.      AZ, NV,
OR.                                               Reno, NV       OR,
                                                                 Denver, CO
----------------------------------------------------------------------------------------------------------------------------------
CF Motor Freight    Over 100                                                   AZ, ID,        CO, MT,      IL, IN, KS,   DC, DE,
Between Santa       lbs.                                                       NV, OR,        NM, UT       KY, LA,       FL, GA,
Clara and States                                                               WA                          MI, MN,       LA, MA,
                                                                                                           MO, ND,       MD, ME,
                                                                                                           NE, OH,       MS, NC,
                                                                                                           OK, SD,       NH, NJ,
                                                                                                           TN, WI,       NY, PA,
                                                                                                           WY            RI, SC,
                                                                                                                         TX, VA,
                                                                                                                         VT, WV
----------------------------------------------------------------------------------------------------------------------------------
CF Motor Freight    Over 100                                                   AR, LA,        AL, CO,      AZ, CT,
between Austin      lbs.                                                       NM, OK         FL, GA,      DC, DE,
and States                                                                                    IA, IL,      ID, MA,
                                                                                              IN, KS,      MD, ME,
                                                                                              KY, MI,      MN, MO,
                                                                                              MS, NC,      MT, ND,
                                                                                              SC, UT,      NE, NH,
                                                                                              WI, WY       NJ, NV,
                                                                                                           NY, OH,
                                                                                                           OR, PA,
                                                                                                           RI, SD,
                                                                                                           TN, VA,
                                                                                                           VT, WA,
                                                                                                           MV
----------------------------------------------------------------------------------------------------------------------------------

a.       General guidelines call 1-888-TOSHIP for additional information.
b. Viking Freight Systems use for all intrastate California LTL. Can be used for Western States Listed.
c. Express Saver Freight Program should be used for all appropriate non-local intra Texas shipments.
d. Express Saver program should be used for appropriate packages under 100 lbs.
e. Sonic Ground Courier Service can be used for sameday shipments in local area of AMAT sites in Santa Clara, Milpitas, Austin, Dallas, Phoenix, and Boston.
f. Next Flight Out service is used for extremely urgent shipments. Check with carrier for delivery commitment. Consider Federal Express or Eagle if commitment is after 10:30 AM next day.

                                  Attachment 8

                              Intentionally Omitted

                                  Attachment 9

                              Intentionally Omitted

                                  ATTACHMENT 10

                         Applied Materials Incorporated

                              PRELIMINARY QNRR FORM



SUPPLIER NAME: _________________________________  DATE: ________________________


P/N: ___________________________________________  SQE: _________________________



================================================================================
QNRR Number:
                                               _________________________________

================================================================================
Levels:  Please check one                      1.       Critical  [ ]
                                               2.       Major     [ ]
See Page 3 of 3 for level descriptions         3.       Minor     [ ]
================================================================================
Brief Description:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================
*  This QNR requires corrective action         1.  CA Approved:  [ ];
   (CA).  Please return this form with             Applied Materials must sign
   signature to within ________ working            page 2 of 3 to confirm
   days.                                           approval.

                                               2.  CA Disapproved: [ ];
                                                   Explain below

                                                   Applied Materials Explain
                                                   Briefly:
*  Applied Materials to review CA and           ________________________________
   Approve or Disapprove based on fact.         ________________________________
   Applied Materials must inform supplier       ________________________________
   by returning this form with status           ________________________________
   checked and explained within fourteen        ________________________________
   working days.                                ________________________________

================================================================================

================================================================================
CA to correct Discrepancy:  Explain

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================
Preventative Measures Described:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================
Scheduled Completion Date:                 _____________________________________

Supplier Signature:                        _____________________________________

Applied Materials Approval Signature:      _____________________________________

================================================================================

                                  ATTACHMENT 10

                         Applied Materials Incorporated

                           LEVELS OF CORRECTIVE ACTION


LEVEL                                   NATURE
-----                                   ------

1.    CRITICAL                          HAZARDOUS TO HUMAN SAFETY; OR VITAL TO
                                        FUNCTIONALITY OF END PRODUCT THUS NON-
                                        CONFORMANCE IN MEETING THE REQUIRED
                                        SPECIFICATIONS AND CONTRACTUAL
                                        AGREEMENTS. EXAMPLES: IMPROPER HEAT
                                        TREATEMENT OF CERAMIC MECHNICAL MOTOR
                                        MECHANISM, INOPERATIVE BRAKING SYSTEM,
                                        EXPLOSIVE COMPONENTS, ETC.

2.    MAJOR                             A NON-CONFORMANCE RELATED TO THE
                                        REQUIRED FUNCTIONALITY SPECIFICATIONS
                                        AND/OR NON-CONFORMANCE TO CONTRACTUAL
                                        AGREEMENTS. EXAMPLES: CHEMICAL
                                        REACTION (RUST), INOPERATIVE MECHANISM,
                                        PCBAS.

3.    MINOR                             A NON-CONFORMANCE TO THE FUNCTIONALITY
                                        OF PARTS/MECHANISMS WHICH ARE NOT
                                        SHOW STOPPERS. EXAMPLES: CHEMICAL
                                        REACTION (RUST), DENTS, SCRATCHES, LOOSE
                                        HINGE.

                                  ATTACHMENT 12

-----------------------------------------------------------------------------------------------------------------------------------
  Applied Materials                                  ENGINEERING CHANGE NOTICE                         ECN No.
     COMMODITY:
-----------------------------------------------------------------------------------------------------------------------------------
                             MODEL No.    CHARGE No.   CONTRACT No.       PROGRAM NAME                      Sheet 1 of
                             ------------------------------------------------------------------------------------------------------
                                                                                          ECN             CLASS
--------------------------------------------------------------------------------------            ---------------------------------
DATA ENTRY REQUIRED             REASON FOR CHANGE      ECP No.             Requester      TYPE    I [ ]      II [ ]   RCD [ ]
-----------------------------------------------------------------------------------------------------------------------------------
Doc [ ]   Bom [ ]   Part [ ]                                                             Routine  Incorporate
-----------------------------                          -----------------------------------------
DATA ENTRY REQUIRED                                    Customer Approval     Date         Urgent  Changes by
-----------------------------                          -----------------------------------------  ---------------------------------
Doc [ ]   Bom [ ]   Part [ ]                                                           Emergency
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Parts Disposition Codes
                                                                           --------------------------------------------------------
           DOCUMENT(S) AFFECTED                       PART(S) AFFECTED     1.       Use part as is (no action)

                                                                           2.       Rework part/build to change

                                                                           3.       Scrap part (do not use)

                                                                           4.       See special instruction
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Change
                                                      Effectivity
Document   Current    New    L/U             Part     (S/N, Qty,
Number     Rev        Rev    Rev    TITLE    Number   Dates)               FP/RR             OPEN (OP)       Comp (CP) Cloased (CL)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Not Started   In Kitting  10 Mfg.  In Stock    Shipped
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

DESCRIPTION OF CHANGE

-----------------------------------------------------------------------------------------------------------------------------------
                    Project Engineer    Date    Mfg. Engineer   Date   Production Control    Date    ECN Checked by            Date
                    ---------------------------------------------------------------------------------------------------------------

REQUIRED                                                                                             ------------------------------
                                                                                                     Incorporated by           Date
                    ---------------------------------------------------------------------------------------------------------------
APPROVALS           Quality Engineer    Date    Configuration   Date   Program Manager       Date
                                                                                                     Incorporation ck'd by     Date
                                                                                                     ------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                                  ATTACHMENT 13


APPLIED MATERIALS                               SUPPLIER PROBLEM SHEET  95-0957

--------------------------------------------------------------------------------
Date         Vendor                        Originator              Telephone No.


--------------------------------------------------------------------------------
Part Number                                Part Description


--------------------------------------------------------------------------------
Contract/Spot Buy  (circle one)            Purchase Order No.


--------------------------------------------------------------------------------
                                     PROBLEM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 APPLIED ACTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROBLEM     NAME                           DATE                       RETURN
WILL BE                                                            RESPONSE TO
RESOLVED                                                            ORIGINATOR
BY:                                                                 WITHIN 24
                                                                      HOURS
--------------------------------------------------------------------------------

                                  Attachment 14

                              Intentionally Omitted

                                  Attachment 15

                              Intentionally Omitted

                                  Attachment 16



                           CERTIFICATE OF CONFORMANCE



"I certify that on _________________________ the ____________________ furnished the supplies or services called for under the Applied Materials' Purchase Contract Number ________________________________ via _______________________ on
________________________________________________________ in accordance with all applicable requirements. I further certify that the supplies or services are of the quality specified and conform in all respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking requirements and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document."


Date of Execution:



Signature:

Name & Title:



********************************************


Instructions:

The _____ signed certificate shall be attached to or included on the top copy of the inspection or receiving report provided to Applied Materials ar the time of delivery. In addition, a copy of the signed completed certificate shall also be maintained at the ______ facility and will be made available to Applied Materials' representatives upon request.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  Attachment 17





                                [**] CALCULATION






                                      [**]

                             NONDISCLOSURE AGREEMENT
                             Applied Materials, Inc.


APPLIED MATERIALS, INC., a Delaware corporation (including its subsidiaries, "Applied"), having its principal offices in Santa Clara, California and MKS Instruments, Inc., a Massachusetts corporation,("Recipient") having its principal offices in Andover, Massachusetts, hereby agree as follows:

I.       IDENTIFICATION OF CONFIDENTIAL INFORMATION

         A. Applied may disclose to Recipient the following types of information: SEE ATTACHMENT 1.

         B. The information described in A. above shall be deemed "Confidential Information" if:

                  (1) in the case of a written disclosure, Applied affixes to the document an appropriate legend, such as "Proprietary" or "Confidential", and

                  (2) in the case of an oral or visual disclosure, Applied makes a contemporaneous oral statement or delivers to Recipient a written statement within thirty (30) days to the effect that such disclosure is confidential or the like.

         C.       "Confidential Information" does not include information that:
(1) becomes a matter of public knowledge through no fault of Recipient, (2) is rightfully received by Recipient from a third party without restriction on disclosure, (3) is independently developed by Recipient without the use of Applied's Confidential Information or (4) is in the possession of Recipient prior to its disclosure by Applied.

         D. Each party's Nondisclosure Agreement ("NDA") Coordinator serve as the principal contact for the disclosure or receipt of Confidential Information. Applied's NDA Coordinator will be MICHAEL BERKLAW and Recipient's NDA Coordinator will be LEO BERLINGHIERI.

II.      USE OF CONFIDENTIAL INFORMATION

         Recipient shall use the Confidential Information only for the purpose of (1) determining whether to enter into a transaction with Applied, (2) purchasing or using products or services supplied by Applied or (3) providing products or services to Applied. Absent a written agreement to the contrary, all information generated or derived by Recipient in connection with any such transaction or provisions of goods or services shall be deemed Confidential Information for purposes of this Agreement.

III.     RESPONSIBILITIES OF RECIPIENT

         A. Recipient agrees (1) to disclose Confidential Information only to those of its employees who have a need to know such information, are informed of its confidential nature and agree to comply with this Agreement, (2) not to disclose Confidential Information to any third party, except pursuant to a lawful judicial, administrative or governmental order after providing Applied an opportunity to avoid or limit such disclosure, (3) to protect the Confidential Information with at least the degree of care with which it protects its own confidential information, but in no case with less than a reasonable degree of care and (4) to notify Applied promptly of any breach of this Agreement.

         B. Within thirty (30) days of a written request by Applied, Recipient shall (1) destroy or return to Applied all documents received from Applied that contain Confidential Information, all documents it may have created that reveal or are based on any Confidential Information, and all copies of the foregoing (except for one copy which may be kept by Recipient's legal department or outside attorneys for archival purposes only), and (2) deliver to Applied a certificate stating that Recipient has complied with such requests.

IV.      DISCLOSURE PERIOD AND CONFIDENTIALITY PERIOD

         A. The period during which Applied may disclose Confidential Information under this Agreement shall begin on the date of the first disclosure of Confidential Information (which may be prior to the date of this Agreement) and shall end on _______ (if no date is specified, the period shall end three
(3) years from the date this Agreement was signed). Either party may terminate the Agreement by giving the other party ten (10) days' written notice.

         B. The obligations set forth in Articles II and III shall (1) termination five (5) years from the date of this Agreement and (2) survive the termination or expiration of this Agreement.

V.       MISCELLANEOUS

         A. Recipient shall not acquire intellectual property rights from Applied other than by a separate written agreement. Nothing in this Agreement shall be deemed to create any obligation to disclose Confidential Information. The Confidential Information is accepted "as is" by Recipient without any warranty of noninfringement or of any other sort by Applied or any of Applied's agents, advisers, consultants or contractors.

         B. This Agreement does not create any partnership, joint venture or agency between the parties.

         C. Before exporting or reexporting any Confidential Information, Recipient must comply with all applicable regulations of the U.S. Department of Commerce Office of Export Administration and/or other applicable agencies.

         D. This Agreement is the complete and exclusive statement of the understanding between the parties regarding the subject matter hereof and supersedes all prior or contemporaneous communications. It may be amended only by a writing signed by both parties.

         E. This Agreement shall be interpreted and enforced according to the laws of the State of California (exclusive conflict of law rules).




APPLIED MATERIALS, INC.                        MKS INSTRUMENTS, INC.
                                               (Print Name of Recipient)


By: /s/ Joe Cestari                            By: /s/ Leo Berlinghieri
    -------------------------------------          -----------------------------
    Name (print) Joe Cestari                       Name (print) Leo Berlinghieri
    Title: Sr. Director-Chemical Delivery          Title: Corporate VP, Customer
           SMO Operations                                  Support

Date: 10/23/98                                 Date: 12-22-98

                                               Please circle one:     Customer
                                                         Supplier     Consultant